                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                       AMPAL-AMERICAN ISRAEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       AMPAL-AMERICAN ISRAEL CORPORATION
                          1177 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 29, 1999
                            ------------------------

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the shareholders of Ampal-American Israel Corporation (the "Company" or "Ampal") which will be held at the offices of Bank Hapoalim B.M., 1177 Avenue of the Americas, 14th Floor, New York, New York 10036, on Tuesday, June 29, 1999, at 9:00 a.m., local time, to consider and act upon the following matters:

     1. To elect directors for the ensuing year, to serve until their successors shall be elected and qualified;

     2. To approve a transaction in which the Company and certain of its subsidiaries (i) will purchase from Bank Hapoalim B.M. all of the Ampal Class A Stock and Preferred Stock which it beneficially owns directly or through its subsidiary and (ii) will sell and lease to Bank Hapoalim B.M. and a subsidiary certain real estate owned by the Company and its subsidiaries.

     3. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

     The close of business on May 20, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Please vote, date, sign and mail the enclosed Proxy in the return envelope. You will not need postage if you mail it in the United States. A prompt response will be helpful and appreciated.

                                          By Order of the Board of Directors,

                                          ELI S. GOLDBERG
                                          Vice President -- Legal and Secretary

New York, New York
June 17, 1999

YOUR VOTE IS IMPORTANT. PLEASE VOTE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       AMPAL-AMERICAN ISRAEL CORPORATION

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 29, 1999

     This Proxy Statement is being furnished to the holders of Class A Stock, $1.00 par value (the "Class A Stock"), of Ampal-American Israel Corporation (the "Company" or "Ampal") in connection with the solicitation of proxies on behalf of its Board of Directors (the "Board") for use at the annual meeting of the shareholders of the Company to be held on June 29, 1999 (the "Annual Meeting"). In an effort to present the information contained in this Proxy Statement in a clear manner, the Company has decided to use a question and answer format.

Q:  WHAT AM I VOTING ON?

     - Election of Ampal's ten directors, eight for renewal terms and two to fill vacancies on the Board;

     - To approve a transaction in which the Company and certain of its subsidiaries (i) will purchase from Bank Hapoalim B.M. ("Hapoalim") all of the Ampal Class A Stock and Preferred Stock which it beneficially owns directly or through its subsidiary and (ii) will sell and lease to Hapoalim and a subsidiary certain real estate owned by the Company and its subsidiaries (the "Proposed Transaction").

Q:  WHO IS ENTITLED TO VOTE?

     Holders of the Class A Stock as of the close of business on May 20, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At such date, the Company had 24,117,197 shares of Class A Stock outstanding (excluding treasury shares). Each shareholder is entitled to one vote for each share of Class A Stock held on the Record Date. The Class A Stock does not have cumulative voting rights.

Q:  HOW CAN I GET A COPY OF AMPAL'S ANNUAL REPORT ON FORM 10-K?

     Upon request, the Company will provide without charge to any shareholder entitled to vote at the Annual Meeting a copy of its Annual Report to the Securities and Exchange Commission (the "SEC") on Form 10-K for 1998. Such request should be made to the Secretary of the Company at the address shown on the accompanying Notice of Annual Meeting of Shareholders. The Company's Annual Report on Form 10-K as well as other filings with the Securities and Exchange Commission are available via the internet at the Company's website at http://www.ampal.com.

Q:  HOW CAN I REVIEW AMPAL'S FINANCIAL STATEMENTS FOR 1998?

     A copy of Ampal's Annual Report to the Shareholders for 1998 containing the Company's 1998 audited financial statements has been mailed to all holders of Class A Stock with this Proxy Statement on or about June 17, 1999.

Q:  WHO ARE THE PRINCIPAL SHAREHOLDERS OF AMPAL AND HOW WILL THEY VOTE?

     As of the Record Date, Rebar Financial Corp. ("Rebar") was the holder of approximately 46% of the outstanding Class A Stock and Hapoalim was the holder of approximately 25.5% (assuming conversion of Ampal's preferred shares held by Hapoalim) of the outstanding Class A Stock. Rebar and Hapoalim are the only holders of more than 10% of the Class A Stock known to the Company. (See page 13 for more details regarding the principal shareholders.) Rebar and Hapoalim have advised the Company that they will vote in favor of the Company's slate of nominees for directors and in favor of the Proposed Transaction. Rebar holds a majority of the outstanding shares of Class A Stock which are not held by Hapoalim; therefore, the Proposed Transaction will be approved both by the affirmative vote of a majority of the outstanding shares of the

Company and by the affirmative vote of a majority of the outstanding shares excluding shares held by Hapoalim.

Q:  WHO IS BEARING THE COST OF PREPARING THIS PROXY STATEMENT?

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and the Form of Proxy is being borne by the Company. The Company will also reimburse brokers who are holders of record of shares of the Company for their expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

Q:  BESIDES SHAREHOLDERS, WHO ELSE WILL ATTEND THE ANNUAL MEETING?

     Some of the directors of Ampal, senior management of the Company, representatives of Arthur Andersen LLP, whom Ampal has selected to be its independent accountants, and representatives of ChaseMellon Shareholder Services, the Company's transfer agent, will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Q:  WHAT CONSTITUTES A QUORUM?

     The holders of record of one-third of the outstanding Class A Stock constitute a quorum for the Annual Meeting. Since as of the Record Date 24,117,197 shares of Class A Stock were outstanding (excluding treasury shares), a quorum equals 8,039,066 shares of Class A Stock.

Q:  HOW DO I VOTE USING THE PROXY?

     Sign your name exactly as it appears in the proxy, and return it in the enclosed prepaid envelope. IF YOU SIGN YOUR PROXY BUT DO NOT INDICATE YOUR VOTING PREFERENCES, YOUR VOTE WILL BE COUNTED FOR ALL OF MANAGEMENT'S NOMINEES FOR DIRECTORS AND FOR APPROVAL OF THE PROPOSED TRANSACTION.

Q:  MAY I REVOKE MY PROXY?

     A proxy may be revoked at any time before it is exercised at the Annual Meeting by notifying the Company's Secretary in writing or by returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting (although your attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Q:  HOW MANY VOTES ARE NEEDED FOR THE APPROVAL OF EACH ITEM?

     There are differing vote requirements for each of the proposals. The election of a nominee requires a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. (Proxies cannot be voted for a greater number of persons than the number of nominees listed in the Proxy Statement.) The approval of the Proposed Transaction requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting.

Q:  CAN I ABSTAIN?

     Yes, however, abstentions and "broker non-votes" (i.e. proxies submitted by brokers that do not indicate a vote for the proposal because the holders do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote) will not be considered "votes cast" for purposes of determining the number of affirmative votes required to approve the proposal. Abstentions, broker non-votes, and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will therefore not affect the outcome of the proposal.

Q:  WILL ANY OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING?

     The management does not presently know of any other matters which will be brought before the Annual Meeting. If, however, other matters requiring the vote of the shareholders, not now known or contemplated, do properly come before the meeting or any adjournment thereof, it is the intention of the persons named to vote the proxies held by them in accordance with their judgment in such matters.

         THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO THE NOMINEES FOR
                      ELECTION TO THE BOARD OF DIRECTORS.

Q:  HOW MANY DIRECTORS DOES AMPAL HAVE?

     The Company's By-Laws provide that the entire Board shall be constituted of not less than 3 nor more than 29 persons, with the actual number serving set by the Board or the shareholders. The Board previously set the number of directors at 11; at present there are only eight directors.

Q:  WHO RECOMMENDED THE COMPANY'S SLATE OF NOMINEES?

     Pursuant to the Stock Purchase Agreement, dated May 12, 1996, among Atad Hevra Lahashkaot Limited ("Atad"), a wholly-owned subsidiary of Hapoalim, Rebar, Daniel Steinmetz, Benjamin Steinmetz and Raz Steinmetz, for the Annual Meeting the Board will nominate directors recommended by Hapoalim in proportion to Hapoalim's holdings in Ampal. Of the nominees set forth in this Proxy Statement and nominated by the Board, eight were recommended by Rebar and two by Hapoalim. In the event that the Proposed Transaction is consummated Hapoalim's two nominees to the Board, Yaacov Elinav and Shimon Ravid will resign their positions on the Board, and the Board intends to reduce the number of directors at that time to eight.

Q:  WHO ARE MANAGEMENT'S NOMINEES FOR DIRECTORS?

     The following is a description of the nominees, their ages, their principal occupations for the past five years and their tenure on the Board of Directors.

     MICHAEL ARNON, 74, was Chairman of the Board of Directors of Ampal from November 1990 to July 1994. From July 1986 until November 1990, he was President and Chief Executive Officer of Ampal. He became a director of Ampal in 1986.

     BENZION BENBASSAT, 61, has been the President and Chief Executive Officer of D.R.B. Investments Ltd., an investment company of which Messrs. D. Steinmetz and R. Steinmetz are controlling persons, for more than the past five years. He became a director of Ampal in 1997.

     YAACOV ELINAV, 54, has been a Senior Deputy Managing Director of Hapoalim since August 1992. He became a director of Ampal in 1992.

     KENNETH L. HENDERSON, 44, is an attorney and has been a partner at Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson") since 1987. Robinson provided legal services to Ampal during 1998. He became a director of Ampal in 1998.

     HILLEL PELED, 51, has been President of Inveco International, Inc., a private investment company, since January 1990. From January 1982 to June 1986, he served as Vice President-Finance and Treasurer of Ampal. He became a director of Ampal in 1996.

     SHIMON RAVID, 62, has been a Joint Managing Director of Hapoalim since February 1994. From October 1989 until February 1994, he was a Senior Deputy Managing Director of Hapoalim. He became a director of Ampal in 1990.

     DANIEL STEINMETZ, 61, Chairman of the Board of Directors of Ampal, has managed family diamond trading businesses in Israel for more than the past five years. He became a director of Ampal in 1997. Mr. Steinmetz is the father of Raz Steinmetz.

     RAZ STEINMETZ, 35, has managed various investments for his family, including real estate, financial investments and others, since September 1994. From September 1993 through September 1994, he worked as a trainee at Republic National Bank of New York. From September 1991 through July 1993, he attended the University of Pennsylvania, Wharton Business School, where he received a Masters Degree in Business Administration. He became a director of Ampal in 1996 and Chairman of the Executive Committee in December 1996. Mr. Steinmetz is the son of Daniel Steinmetz.

     ELIYAHU VAGNER, 58, has been a private real estate developer for more than the past five years.

     AVI A. VIGDER, 38, has been a Senior Vice President and Chief Financial Officer of R. Steinmetz (U.S.) Ltd. since November 1998. From June 1997 until October 1998, he was head of Investment Banking at Israel Discount Bank. From January 1994 until December 1996, he was Managing Director of Foreign Trusts Ltd.

Q:  WHAT HAPPENS IF A NOMINEE BECOMES UNAVAILABLE FOR ELECTION?

     In case any nominee should become unavailable for election to the Board for any reason, which is presently neither known nor contemplated, the persons named in the proxy will have discretionary authority in that instance to vote the proxies for a substitute.

Q:  FOR HOW LONG WILL EACH DIRECTOR SERVE?

     Each director will serve for a term of one year and until his successor shall be elected and qualified.

Q:  WHAT TYPE OF COMPENSATION DO DIRECTORS RECEIVE?

     Directors of Ampal (other than Mr. R. Steinmetz) receive $500 per Board meeting attended. The Chairman of the Board receives $2,000 per Board meeting attended. Such persons also receive the same amount for attendance at meetings of committees of the Board, provided that such committee meetings are on separate days and on a day other than the day of a regularly scheduled Board meeting.

Q:  DOES THE BOARD OF DIRECTORS HAVE ANY COMMITTEES?

     Yes. The Board will elect new members to the various committees after the Annual Meeting. The current members, activities and functions of the various committees are as follows:

AUDIT COMMITTEE

     Members: Directors Michael Arnon (Chair), Kenneth L. Henderson and Hillel Peled

     Number of Meetings in 1998: 2

     Number of times acted by written consent in 1998: 0

     Function: Reviews functions of the outside auditors, auditors' fees and related matters.

EXECUTIVE COMMITTEE

     Members: Directors Elinav, D. Steinmetz and R. Steinmetz (Chair). Dr.
              Gleitman is a member ex officio.

     Number of Meetings in 1998: 2

     Number of times acted by written consent in 1998: 3

     Function: Meets as necessary between regularly scheduled Board meetings and, consistent with certain statutory limitations, exercises all authority of the Board.

RELATED PARTY TRANSACTIONS COMMITTEE

     Members: Directors Peled (Chair), Arnon and Henderson.

     Number of Meetings in 1998: 2

     Number of times acted by written consent in 1998: 1

     Function: Reviews and passes upon the fairness of business transactions between Ampal and related parties.

STOCK OPTION COMMITTEE

     Members: Directors Henderson (Chair), Arnon and Peled.

     Number of Meetings in 1998: 2

     Number of times acted by written consent in 1998: 0

     Function: Administers the Company's Stock Option Plan and other option grants.

Ampal does not have a nominating committee or compensation committee. The Executive Committee determines the Company's policy regarding executive compensation.

Q:  DID ALL DIRECTORS ATTEND ALL OF THE BOARD AND COMMITTEE MEETINGS IN 1998?

     All directors attended more than 75% of the aggregate of (1) the total number of Board of Directors meetings held during the period in 1998 for which such individual was a director and (2) the total number of meetings held by all committees of the Board on which such individual served in 1998 (during the period of such service).

Q:  WHO ARE THE COMPANY'S EXECUTIVE OFFICERS?

     Executive officers are elected annually by the Board. The description of Mr. Daniel Steinmetz, Chairman of the Board of Directors of Ampal, can be found above with the descriptions of the nominees for the Board. The following is a description of the executive officers, other than Mr. D. Steinmetz, their ages, their positions and offices with Ampal or its subsidiaries and their principal occupations and employment during the past five years.

     YEHOSHUA GLEITMAN, 49, has been Chief Executive Officer of Ampal since May 1997 and Managing Director of all Israeli wholly-owned subsidiaries of Ampal and head of Ampal's Israeli operations, since April 1, 1997. From August 1996 until February 1997, he was Director General of the Israeli Ministry of Industry and Trade and was Chief Scientist at the Ministry of Industry and Trade from January 1993 through February 1997.

     ELI S. GOLDBERG, 44, has been Vice President-Legal and Secretary of Ampal since November 1998. From September 1996 until November 1998, he was employed as an associate at Lowenstein Sandler P.C. From November 1990 until July 1996, he was employed as Special Assistant to the General Counsel of the Market Transition Facility of New Jersey.

     ALLA KANTER, 41, has been Vice President-Accounting of Ampal since September 1995 and Controller of Ampal since August 1990.

     SHLOMO MEICHOR, 41, assumed the duties of Vice-President Finance and Treasurer of Ampal on April 1, 1998. For more than the past five years, Mr. Meichor was the Finance and Operations Manager of Digital Semi-Conductors Israel, a semi-conductor subsidiary of Digital Equipment Corporation.

Q:  HOW ARE THE COMPANY'S EXECUTIVES COMPENSATED?

     The table below presents information regarding remuneration paid or accrued for services to Ampal and its subsidiaries by the executive officers named below during the three fiscal years ended December 31, 1998, 1997 and 1996.

                          EXECUTIVE COMPENSATION TABLE

                                                            ANNUAL COMPENSATION
                                                      --------------------------------
                                                                          OTHER ANNUAL    ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR    SALARY    BONUS    COMPENSATION   COMPENSATION
---------------------------                    ----   --------   ------   ------------   ------------
Yehoshua Gleitman(1).........................  1998   $247,060              $23,118(2)     $ 65,552(3)
  (Chief Executive Officer)                    1997    179,756               23,843(2)       37,444(4)
Raz Steinmetz(5).............................  1998    144,002                7,417(2)       33,559(6)
  (Chairman of the Executive Committee)        1997    100,342                5,599(2)       21,219(7)
Shlomo Meichor(8)............................  1998    122,795                9,735(2)       31,869(9)
  (Vice President -- Finance and Treasurer)
Alla Kanter(10)..............................  1998    107,310    9,000                      14,362(11)
  (Vice President -- Accounting and            1997     82,525                                9,229(12)
  Controller)                                  1996     82,400                                9,366(13)

Lawrence Lefkowitz(14).......................  1998    159,732                6,739(2)      442,743(15)
  (President)                                  1997    221,324                8,720(2)       33,203(16)
                                               1996    220,851                8,123(2)       28,800(17)
Miri Lent Sharir(18).........................  1998    159,578                4,695(2)      247,869(19)
  (Assistant Vice President -- Israel          1997    132,418   29,880                      29,842(20)
  Operations)                                  1996    120,272                               27,363(21)


---------------
 (1) Dr. Gleitman was appointed Chief Executive Officer of Ampal on May 28, 1997. Effective April 1, 1997, he was named Managing Director of Ampal (Israel). Dr. Gleitman is employed by Ampal pursuant to an employment agreement dated May 28, 1997. His salary is $247,060 (payable in Shekels) per annum, (plus benefits and the use of a company car), adjusted annually in accordance with changes in the United States consumer price index. Dr. Gleitman is paid by Ampal (Israel). Either party may terminate this agreement upon three months written notice for each year of Dr. Gleitman's employment up to a maximum of nine months. On November 18, 1998, Dr. Gleitman exercised his rights to purchase 100,000 of Ampal's Class A shares at 80% of its value based on the 30 day average sales price on that date. In connection with this purchase, on December 28, 1998, Dr. Gleitman received a loan from the Company in the amount of $210,000, at a variable interest rate equal to LIBOR (5.25% as of December 31, 1998); interest payable quarterly. The loan matures prior to the year 2001. Additionally, Dr. Gleitman has obtained two loans aggregating $250,000 from the Company. One loan, in the amount of $150,000, has a term of 10 years, an interest rate of LIBOR plus .8% and is without recourse to Dr. Gleitman. The second loan, in the amount of $100,000, has a term of 10 years, an interest rate of LIBOR plus .5% and is with recourse to Dr. Gleitman.

 (2) Consists of amounts reimbursed for the payment of taxes.

 (3) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $39,070, (ii) Ampal (Israel)'s education fund of $18,511 and (iii) use of a car of $7,971.

 (4) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $23,962 and (ii) Ampal (Israel)'s education fund of $13,482.

 (5) Mr. Steinmetz is employed by Ampal Industries (Israel) Limited, an indirect wholly-owned subsidiary of Ampal, on a part-time basis pursuant to an employment agreement effective as of January 1, 1997, as amended. Mr. Steinmetz is entitled to receive a salary of $175,000 (payable in Shekels) per annum (plus benefits), the total for 1998 was $144,000. His agreement can be terminated by either party upon thirty days notice.

 (6) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $22,778 and (ii) Ampal (Israel)'s education fund of $10,781.

 (7) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $13,579 and (ii) Ampal (Israel)'s education fund of $7,640.

 (8) Mr. Shlomo Meichor has been employed by Ampal since March 1, 1998 and was appointed Vice President -- Finance and Treasurer of Ampal, effective April 1, 1998. Pursuant to an employment agreement, dated March 5, 1998, Mr. Meichor receives a base salary of $144,000 per annum, adjusted annually in accordance with the United States consumer price index (payable in Shekels) plus benefits and use of a car. His agreement can be terminated upon two months' notice and after the two months' notice period expires Mr. Meichor is entitled to receive his salary for an additional four months.

 (9) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $19,323, (ii) Ampal (Israel)'s education fund of $9,155 and (iii) use of a car of $3,391.

(10) Ms. Kanter has been Vice President -- Accounting of Ampal since September 1995 and Controller of Ampal since August 1990.

(11) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $10,873; and (ii) Ampal's Savings Plan of $3,489.

(12) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $6,753; and (ii) Ampal's Savings Plan of $2,476.

(13) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $6,893; and (ii) Ampal's Savings Plan of $2,473.

(14) Mr. Lefkowitz resigned as President and Director of Ampal on March 26, 1998 but continued as an employee of Ampal until September 1998.

(15) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $19,788; (ii) accrued vacation benefit of $58,605; (iii) use of a car of $8,819 and a severance payment of $355,531. See "Other Benefits" below for a description of such plans.

(16) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $16,592; (ii) Ampal's Supplementary Executive Retirement Plan of $12,111 and (iii) Ampal's Savings Plan of $4,500.

(17) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $15,476; (ii) Ampal's Supplementary Executive Retirement Plan of $8,899 and
     (iii) Ampal's Savings Plan of $4,425.

(18) Ms. Sharir resigned as Assistant Vice President -- Israel Operations on August 6, 1998.

(19) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $12,942, (ii) Ampal (Israel)'s education fund of $6,143 and a severance payment of $228,784.

(20) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $20,899 and (ii) Ampal (Israel)'s education fund of $8,943.

(21) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $19,239 and (ii) Ampal (Israel)'s education fund of $8,124.

Q:  HOW MANY OPTIONS DO THE EXECUTIVE OFFICERS OWN?

FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED
                                                           OPTIONS AT FISCAL
                                                              YEAR-END(1)
                                                      ----------------------------
NAME                                                  EXERCISABLE    UNEXERCISABLE
----                                                  -----------    -------------
Yehoshua Gleitman...................................    437,500         562,500
Raz Steinmetz.......................................          0               0
Shlomo Meichor......................................          0               0
Alla Kanter.........................................      8,000(2)            0
Lawrence Lefkowitz..................................          0               0
Miri Lent Sharir....................................          0               0

---------------
(1) This represents the total number of shares of Class A Stock subject to stock options held by the named executive officer at December 31, 1998.

(2) Represents options which expired January 25, 1999.

     At the June 9, 1998 annual meeting of Ampal's shareholders (the "Effective Date"), Ampal's shareholders approved the grant of options and purchase rights to Dr. Yehoshua Gleitman, Ampal's Chief Executive Officer. The terms of the options approved by the shareholders is as follows:

NO. OF OPTIONS                                       EXERCISE PRICE       TERM
--------------                                       --------------    ----------
200,000............................................      $6.75         4.25 years
300,000............................................      $   8            7 years
500,000............................................      $  10           10 years

     One-fourth (plus an additional one-sixteenth) of all such options vested immediately on the Effective Date and the remaining options vest at a rate of one-sixteenth of the total number of options every three months until March 2001. The options for 200,000 shares with an exercise price of $6.75 will expire four years and three months after the Effective Date; the options for 300,000 shares with an exercise price of $8 will expire on the seventh anniversary after the Effective Date; and the options for 500,000 shares with an exercise price of $10 will expire on the tenth anniversary after the Effective Date. All options that have not vested prior to Dr. Gleitman ceasing to be an employee of Ampal or its subsidiary will terminate and not be exercisable. Dr. Gleitman will then have the greater of (i) two times the length of any applicable termination notice period and (ii) 30 days to exercise vested options. Dr. Gleitman was granted the right to exercise his options through a cashless exercise of options.

     Dr. Gleitman was also granted the right to purchase up to 200,000 shares of Class A Stock at a price equal to 80% of the average closing sales prices of the Class A Stock during the 30 days prior to the exercise of the purchase right. The purchase rights vest and terminate in blocks of 50,000. In November 1998, Dr. Gleitman exercised purchase rights to acquire 100,000 shares of Class A Stock.

Q:  WHAT OTHER BENEFITS DOES THE COMPANY HAVE FOR ITS EMPLOYEES?

     Ampal maintains a money purchase pension plan ("Pension Plan") for its eligible employees. Eligible employees are all full-time employees of Ampal except non-resident aliens, night-shift employees and employees represented by a collective bargaining unit. Ampal's contribution is equal to 7% of each employee's compensation plus 5.7% of the compensation in excess of the Social Security taxable wage base for that year.

     Employees become vested in amounts contributed by Ampal depending on the number of years of service worked, as provided in the following table:

                                                                VESTED
YEARS OF SERVICE                                              PERCENTAGE
----------------                                              ----------
less than 2 years...........................................       0%
2 but less than 3 years.....................................      20%
3 but less than 4 years.....................................      40%
4 but less than 5 years.....................................      60%
5 but less than 6 years.....................................      80%
6 or more years.............................................     100%

     Benefits under the Pension Plan are paid in a lump sum, in an annuity form or in installments.

     Ampal maintains a savings plan (the "Savings Plan") for its eligible employees pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Eligible employees are all employees of Ampal except non-resident aliens, night-shift employees and employees represented by a collective bargaining unit. Participation by employees in the Savings Plan is voluntary. Participating employees may direct that a specific percentage of their annual compensation (up to 15%) be contributed to a self-directed 401(k) savings account. The amount which any employee could contribute to his or her 401(k) savings account in 1998 was limited under the Code to $10,000. Effective January 1, 1996, the Savings Plan was amended so that Ampal matches 50% of each employee's contribution up to a maximum of 3% of the employee's compensation. Employees who were eligible to participate in the Savings Plan as of December 31, 1995 are 100% vested at all times in the account balances maintained in their 401(k) savings account and employees who became eligible to participate in the Savings Plan on or after January 1, 1996, become vested in amounts contributed by Ampal depending on the number of years of service worked, as provided in the following table:

                                                                VESTED
YEARS OF SERVICE                                              PERCENTAGE
----------------                                              ----------
less than 2 years...........................................       0%
2 but less than 3 years.....................................      20%
3 but less than 4 years.....................................      40%
4 but less than 5 years.....................................      60%
5 but less than 6 years.....................................      80%
6 or more years.............................................     100%

     Benefits under the Savings Plan are required to be paid in a single, lump-sum distribution. Payment is usually made after termination of employment.

     In 1994, Ampal established a Supplementary Executive Retirement Plan ("SERP") for its eligible employees. Ampal's obligation under the SERP is to pay to affected employees the amount that would have been paid to them by the Pension Plan but for the operation of Section 401(a)(17) of the Code.

Q:  DOES AMPAL HAVE AN ACTIVE STOCK OPTION PLAN?

     In November 1993, the Board approved a stock option plan (the "Stock Option Plan") which provides for grants of options to purchase up to 200,000 shares of Class A Stock in the aggregate to employees, officers and directors of Ampal and certain subsidiaries of Ampal. Options granted under the Stock Option Plan may be either options which are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or options that are not intended to so qualify ("Non-ISOs"). The Stock Option Plan was approved by Ampal's shareholders on September 22, 1994. The Stock Option Plan expired on January 25, 1999.

     In March 1998, the Board approved a Long-term Incentive Plan (the "1998 Plan") permitting the granting of options to all employees, officers, directors and consultants of the Company and its subsidiaries to purchase up to an aggregate of 400,000 shares of Class A Stock. The options granted may be either incentive stock options, at an exercise price to be determined by the Committee but not less than 100% of the fair market value of the underlying options on the date of grant, or non-incentive stock options, at an exercise price to be determined by the Committee. The Committee may also grant, at its discretion, "restricted stock", "dividend equivalent awards", which entitle the recipient to receive dividends in the form of Class A Stock, cash or a combination of both and "stock appreciation rights," which permit the recipient to receive an amount in the form of Class A Stock, cash or a combination of both, equal to the number of shares of Class A Stock with respect to which the rights are exercised multiplied by the excess of the fair market value of the Class A Stock on the exercise date over the exercise price. The 1998 Plan remains in effect for a period of ten years.

     Also in March 1998, the Company entered into a Stock Option and Stock Purchase Agreement with the Company's CEO. Pursuant to the Stock Option and Stock Purchase Agreement, the CEO was granted options to purchase up to 1,000,000 shares of the Company's Class A Stock. The Company also granted, based on certain terms and conditions, the rights to purchase up to 200,000 shares of the Company's Class A Stock at a discount.

Q:  WHAT IS THE COMPANY'S POLICY REGARDING EXECUTIVE COMPENSATION?

     The Executive Committee of the Board, whose current members are Yaacov Elinav, Daniel Steinmetz and Raz Steinmetz, pursuant to authority delegated by the Board to create a policy related to executive compensation, determined that the Company's policy for 1998 regarding executive compensation reflects the following:

        The assets of the Company are almost entirely located in Israel, where macro-economic and political factors have a greater influence on the performance of the Company and its investees than is the case of businesses in the United States. Consequently, performance of the Company and its investees, to the extent the Executive Committee believes it is unrelated to general economic conditions in Israel, is a factor in determining executive compensation; but it is not the only factor in determining compensation. Executives are also to be compensated on a basis which reflects (i) their contributions to long-term strategic planning and management, as this has the most beneficial effect upon the enhancement of shareholder value and (ii) changes in the cost of living.

        The 1998 compensation of Dr. Yehoshua Gleitman, the Chief Executive Officer of Ampal since May 28, 1997 and Mr. Lawrence Lefkowitz, the President of Ampal until March 26, 1998 and the Chief Executive Officer of Ampal until May 28, 1997, was determined based upon the terms of their employment agreements, the Executive Committee's application of the foregoing policies and subjective criteria, including the Executive Committee's assessment of their performance and contribution in the short and long term. Mr. Lefkowitz, who was a member of the Executive Committee until his resignation as a director on March 26, 1998, did not participate in determining his compensation.

Q:  WHO DETERMINES THE COMPANY'S POLICY REGARDING EXECUTIVE COMPENSATION?

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, members of the Executive Committee which functions as the compensation committee of Ampal included: Mr. Lawrence Lefkowitz, President of Ampal (who resigned as Director and President of Ampal on March 26, 1998); Mr. Yaacov Elinav, Senior Deputy Managing Director of Hapoalim; and Mr. Raz Steinmetz (Chairman). Mr. Daniel Steinmetz was appointed to the Executive Committee as of April 28, 1998. For a description of business transactions between Ampal and Hapoalim, see the answer to the question regarding transactions with affiliated parties.

   THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO THE COMPANY'S CLASS A STOCK.

Q:  HOW HAS THE COMPANY'S STOCK PERFORMED OVER THE PAST FIVE YEARS?

     The following graph compares the percentage change in cumulative total return (change in the stock price plus reinvested dividends) of Ampal Class A Stock, the S&P Composite -- 500 Index and a peer group index composed of Koor Industries (an Israeli holding company), First Israeli Fund (an American closed-end fund that acquires equity interests in companies located in Israel) and Foreign and Colonial Emerging Middle East Fund (an American closed-end fund that acquires equity and debt securities of companies located in Israel, Egypt, Jordan, Morocco, Oman, Tunisia and Turkey) for the period January 1, 1994 through January 1, 1999.* The comparisons in this table are required by the SEC. The stock price performances shown on the graph are not intended to forecast or be indicative of future price performance.

         [Stock Pricing Comparative to S&P 500 Graph]


           Date              Ampal              S&P 500
-----------------------------------------------------------------------
          3-Jan-94          100.00%             100.00%
          4-Jan-94           98.90%             100.31%
          5-Jan-94          100.00%             100.45%
          6-Jan-94          100.00%             100.36%
          7-Jan-94          100.00%             100.96%
         10-Jan-94          104.40%             102.11%
         11-Jan-94          104.40%             101.87%
         12-Jan-94          105.49%             101.88%
         13-Jan-94          106.59%             101.51%
         14-Jan-94          106.59%             102.03%
         17-Jan-94          108.79%             101.69%
         18-Jan-94          108.79%             101.89%
         19-Jan-94          108.79%             101.90%
         20-Jan-94          109.89%             102.05%
         21-Jan-94          107.69%             101.99%
         24-Jan-94          107.69%             101.40%
         25-Jan-94          106.59%             101.18%
         26-Jan-94          105.49%             101.67%
         27-Jan-94          105.49%             102.49%
         28-Jan-94          107.69%             102.85%
         31-Jan-94          112.09%             103.47%
          1-Feb-94          109.89%             103.05%
          2-Feb-94          107.69%             103.56%
          3-Feb-94          112.09%             103.28%
          4-Feb-94          113.19%             100.94%
          7-Feb-94          109.89%             101.36%
          8-Feb-94          112.09%             101.21%
          9-Feb-94          107.69%             101.57%
         10-Feb-94          109.89%             100.75%
         11-Feb-94          108.79%             101.02%
         14-Feb-94          105.49%             101.03%
         15-Feb-94          106.59%             101.52%
         16-Feb-94          106.59%             101.58%
         17-Feb-94           98.90%             101.05%
         18-Feb-94           97.80%             100.48%
         21-Feb-94           97.80%             100.48%
         22-Feb-94           96.70%             101.29%
         23-Feb-94           97.80%             101.13%
         24-Feb-94           98.90%              99.75%
         25-Feb-94           94.51%             100.14%
         28-Feb-94           93.41%             100.37%
          1-Mar-94           96.70%              99.79%
          2-Mar-94           95.60%              99.86%
          3-Mar-94           94.51%              99.48%
          4-Mar-94           94.51%              99.85%
          7-Mar-94           93.41%             100.32%
          8-Mar-94           89.01%             100.09%
          9-Mar-94           82.42%             100.35%
         10-Mar-94           83.52%              99.67%
         11-Mar-94           81.32%             100.21%
         14-Mar-94           83.52%             100.42%
         15-Mar-94           87.91%             100.34%
         16-Mar-94           90.11%             100.86%
         17-Mar-94           83.52%             101.17%
         18-Mar-94           82.42%             101.21%
         21-Mar-94           81.32%             100.67%
         22-Mar-94           83.52%             100.72%
         23-Mar-94           81.32%             100.67%
         24-Mar-94           82.42%              99.77%
         25-Mar-94           84.62%              98.96%
         28-Mar-94           85.71%              98.83%
         29-Mar-94           85.71%              97.22%
         30-Mar-94           80.22%              95.73%
         31-Mar-94           81.32%              95.77%
          1-Apr-94           81.32%              95.77%
          4-Apr-94           76.92%              94.30%
          5-Apr-94           81.32%              96.32%
          6-Apr-94           79.12%              96.26%
          7-Apr-94           76.92%              96.87%
          8-Apr-94           74.73%              96.06%
         11-Apr-94           74.73%              96.65%
         12-Apr-94           75.82%              96.16%
         13-Apr-94           74.73%              95.88%
         14-Apr-94           75.82%              95.90%
         15-Apr-94           75.82%              95.86%
         18-Apr-94           75.82%              95.06%
         19-Apr-94           75.82%              95.08%
         20-Apr-94           75.82%              94.96%
         21-Apr-94           80.22%              96.41%
         22-Apr-94           78.02%              96.17%
         25-Apr-94           75.82%              97.26%
         26-Apr-94           76.92%              97.08%
         27-Apr-94           76.92%              97.08%
         28-Apr-94           75.82%              96.49%
         29-Apr-94           83.52%              96.88%
          2-May-94           84.62%              97.33%
          3-May-94           84.62%              97.33%
          4-May-94           82.42%              97.05%
          5-May-94           82.42%              96.98%
          6-May-94           82.42%              96.21%
          9-May-94           80.22%              95.03%
         10-May-94           78.02%              95.83%
         11-May-94           76.92%              94.85%
         12-May-94           75.82%              95.34%
         13-May-94           76.92%              95.42%
         16-May-94           81.32%              95.50%
         17-May-94           79.12%              96.55%
         18-May-94           79.12%              97.48%
         19-May-94           79.12%              98.07%
         20-May-94           76.92%              97.74%
         23-May-94           75.82%              97.37%
         24-May-94           73.63%              97.72%
         25-May-94           72.53%              98.04%
         26-May-94           72.53%              98.20%
         27-May-94           73.63%              98.26%
         30-May-94           73.63%              98.26%
         31-May-94           71.43%              98.08%
          1-Jun-94           69.23%              98.32%
          2-Jun-94           70.33%              98.33%
          3-Jun-94           68.13%              98.86%
          6-Jun-94           64.84%              98.59%
          7-Jun-94           65.93%              98.45%
          8-Jun-94           67.03%              98.20%
          9-Jun-94           70.33%              98.37%
         10-Jun-94           69.23%              98.55%
         13-Jun-94           68.13%              98.64%
         14-Jun-94           67.03%              99.34%
         15-Jun-94           68.13%              98.96%
         16-Jun-94           67.03%              99.25%
         17-Jun-94           68.13%              98.50%
         20-Jun-94           64.84%              97.86%
         21-Jun-94           62.64%              96.97%
         22-Jun-94           64.84%              97.35%
         23-Jun-94           63.74%              96.60%
         24-Jun-94           63.74%              95.14%
         27-Jun-94           62.64%              96.10%
         28-Jun-94           62.64%              95.84%
         29-Jun-94           61.54%              96.17%
         30-Jun-94           59.34%              95.45%
          1-Jul-94           61.54%              95.87%
          4-Jul-94           61.54%              95.87%
          5-Jul-94           61.54%              95.90%
          6-Jul-94           62.64%              95.85%
          7-Jul-94           62.64%              96.33%
          8-Jul-94           62.64%              96.59%
         11-Jul-94           63.74%              96.27%
         12-Jul-94           64.84%              96.24%
         13-Jul-94           63.74%              96.41%
         14-Jul-94           68.13%              97.42%
         15-Jul-94           73.63%              97.58%
         18-Jul-94           70.33%              97.80%
         19-Jul-94           72.53%              97.51%
         20-Jul-94           73.63%              97.03%
         21-Jul-94           72.53%              97.24%
         22-Jul-94           78.02%              97.35%
         25-Jul-94           83.52%              97.60%
         26-Jul-94           83.52%              97.40%
         27-Jul-94           82.42%              97.23%
         28-Jul-94           82.42%              97.59%
         29-Jul-94           83.52%              98.46%
          1-Aug-94           81.32%              99.05%
          2-Aug-94           82.42%              98.95%
          3-Aug-94           82.42%              99.14%
          4-Aug-94           85.71%              98.49%
          5-Aug-94           89.01%              98.21%
          8-Aug-94           90.11%              98.38%
          9-Aug-94           93.41%              98.39%
         10-Aug-94           91.21%              98.90%
         11-Aug-94           90.11%              98.59%
         12-Aug-94           87.91%              99.25%
         15-Aug-94           85.71%              99.10%
         16-Aug-94           72.53%              99.91%
         17-Aug-94           81.32%              99.94%
         18-Aug-94           74.73%              99.51%
         19-Aug-94           75.82%              99.62%
         22-Aug-94           79.12%              99.33%
         23-Aug-94           80.22%              99.80%
         24-Aug-94           80.22%             100.77%
         25-Aug-94           79.12%             100.57%
         26-Aug-94           79.12%             101.80%
         29-Aug-94           78.02%             101.97%
         30-Aug-94           79.12%             102.28%
         31-Aug-94           76.92%             102.16%
          1-Sep-94           78.02%             101.66%
          2-Sep-94           78.02%             101.19%
          5-Sep-94           78.02%             101.19%
          6-Sep-94           78.02%             101.38%
          7-Sep-94           79.12%             101.19%
          8-Sep-94           79.12%             101.65%
          9-Sep-94           81.32%             100.59%
         12-Sep-94           81.32%             100.17%
         13-Sep-94           83.52%             100.44%
         14-Sep-94           85.71%             100.72%
         15-Sep-94           86.81%             102.01%
         16-Sep-94           86.81%             101.24%
         19-Sep-94           86.81%             101.16%
         20-Sep-94           85.71%              99.55%
         21-Sep-94           84.62%              99.14%
         22-Sep-94           85.71%              99.10%
         23-Sep-94           85.71%              98.76%
         26-Sep-94           84.62%              99.01%
         27-Sep-94           81.32%              99.27%
         28-Sep-94           79.12%              99.87%
         29-Sep-94           79.12%              99.31%
         30-Sep-94           84.62%              99.41%
          3-Oct-94           79.12%              99.21%
          4-Oct-94           76.92%              97.67%
          5-Oct-94           78.02%              97.44%
          6-Oct-94           76.92%              97.19%
          7-Oct-94           75.82%              97.78%
         10-Oct-94           75.82%              98.62%
         11-Oct-94           74.73%             100.08%
         12-Oct-94           70.33%             100.01%
         13-Oct-94           70.33%             100.50%
         14-Oct-94           69.23%             100.79%
         17-Oct-94           70.33%             100.76%
         18-Oct-94           71.43%             100.48%
         19-Oct-94           70.33%             101.04%
         20-Oct-94           69.23%             100.30%
         21-Oct-94           69.23%              99.88%
         24-Oct-94           68.13%              99.01%
         25-Oct-94           68.13%              99.16%
         26-Oct-94           67.03%              99.39%
         27-Oct-94           67.03%             100.09%
         28-Oct-94           69.23%             101.79%
         31-Oct-94           70.33%             101.48%
          1-Nov-94           70.33%             100.64%
          2-Nov-94           70.33%             100.23%
          3-Nov-94           68.13%             100.53%
          4-Nov-94           68.13%              99.32%
          7-Nov-94           68.13%              99.49%
          8-Nov-94           69.23%             100.05%
          9-Nov-94           68.13%              99.99%
         10-Nov-94           67.03%              99.77%
         11-Nov-94           67.03%              99.34%
         14-Nov-94           65.93%             100.13%
         15-Nov-94           68.13%              99.91%
         16-Nov-94           67.03%             100.03%
         17-Nov-94           68.13%              99.60%
         18-Nov-94           67.03%              99.15%
         21-Nov-94           65.93%              98.47%
         22-Nov-94           64.84%              96.70%
         23-Nov-94           62.64%              96.67%
         24-Nov-94           62.64%              96.67%
         25-Nov-94           63.74%              97.17%
         28-Nov-94           62.64%              97.58%
         29-Nov-94           63.74%              97.79%
         30-Nov-94           63.74%              97.48%
          1-Dec-94           62.64%              96.45%
          2-Dec-94           60.44%              97.39%
          5-Dec-94           58.24%              97.40%
          6-Dec-94           58.24%              97.35%
          7-Dec-94           59.34%              96.95%
          8-Dec-94           58.24%              95.71%
          9-Dec-94           58.24%              96.03%
         12-Dec-94           59.34%              96.57%
         13-Dec-94           58.24%              96.71%
         14-Dec-94           59.34%              97.75%
         15-Dec-94           58.24%              97.83%
         16-Dec-94           58.24%              98.57%
         19-Dec-94           57.14%              98.38%
         20-Dec-94           58.24%              98.21%
         21-Dec-94           59.34%              98.75%
         22-Dec-94           58.24%              98.76%
         23-Dec-94           58.24%              98.79%
         26-Dec-94           58.24%              98.79%
         27-Dec-94           57.14%              99.36%
         28-Dec-94           56.04%              99.02%
         29-Dec-94           58.24%              99.08%
         30-Dec-94           58.24%              98.67%
          2-Jan-95           58.24%              98.67%
          3-Jan-95           57.14%              98.64%
          4-Jan-95           58.24%              98.98%
          5-Jan-95           58.24%              98.90%
          6-Jan-95           57.14%              98.98%
          9-Jan-95           57.14%              99.01%
         10-Jan-95           56.04%              99.19%
         11-Jan-95           53.85%              99.19%
         12-Jan-95           52.75%              99.18%
         13-Jan-95           53.85%             100.11%
         16-Jan-95           53.85%             100.85%
         17-Jan-95           53.85%             100.99%
         18-Jan-95           52.75%             100.92%
         19-Jan-95           53.85%             100.32%
         20-Jan-95           52.75%              99.86%
         23-Jan-95           51.65%             100.08%
         24-Jan-95           50.55%             100.09%
         25-Jan-95           49.45%             100.43%
         26-Jan-95           48.35%             100.62%
         27-Jan-95           48.35%             101.06%
         30-Jan-95           56.04%             100.66%
         31-Jan-95           58.24%             101.07%
          1-Feb-95           57.14%             101.07%
          2-Feb-95           53.85%             101.58%
          3-Feb-95           53.85%             102.84%
          6-Feb-95           51.65%             103.37%
          7-Feb-95           52.75%             103.30%
          8-Feb-95           52.75%             103.38%
          9-Feb-95           52.75%             103.17%
         10-Feb-95           52.75%             103.44%
         13-Feb-95           51.65%             103.48%
         14-Feb-95           51.65%             103.68%
         15-Feb-95           52.75%             104.10%
         16-Feb-95           51.65%             104.25%
         17-Feb-95           50.55%             103.55%
         20-Feb-95           50.55%             103.55%
         21-Feb-95           50.55%             103.71%
         22-Feb-95           49.45%             104.22%
         23-Feb-95           50.55%             104.61%
         24-Feb-95           51.65%             104.87%
         27-Feb-95           49.45%             103.95%
         28-Feb-95           50.55%             104.72%
          1-Mar-95           51.65%             104.34%
          2-Mar-95           51.65%             104.23%
          3-Mar-95           50.55%             104.29%
          6-Mar-95           49.45%             104.34%
          7-Mar-95           49.45%             103.58%
          8-Mar-95           51.65%             103.80%
          9-Mar-95           50.55%             103.81%
         10-Mar-95           50.55%             105.18%
         13-Mar-95           49.45%             105.29%
         14-Mar-95           50.55%             105.90%
         15-Mar-95           51.65%             105.68%
         16-Mar-95           52.75%             106.44%
         17-Mar-95           51.65%             106.46%
         20-Mar-95           51.65%             106.60%
         21-Mar-95           50.55%             106.37%
         22-Mar-95           49.45%             106.49%
         23-Mar-95           50.55%             106.56%
         24-Mar-95           51.65%             107.63%
         27-Mar-95           50.55%             108.11%
         28-Mar-95           53.85%             108.26%
         29-Mar-95           52.75%             108.10%
         30-Mar-95           53.85%             107.90%
         31-Mar-95           56.04%             107.58%
          3-Apr-95           53.85%             107.82%
          4-Apr-95           52.75%             108.55%
          5-Apr-95           52.75%             108.62%
          6-Apr-95           53.85%             108.73%
          7-Apr-95           51.65%             108.80%
         10-Apr-95           51.65%             108.93%
         11-Apr-95           52.75%             108.61%
         12-Apr-95           51.65%             108.97%
         13-Apr-95           51.65%             109.41%
         14-Apr-95           51.65%             109.41%
         17-Apr-95           51.65%             108.74%
         18-Apr-95           51.65%             108.58%
         19-Apr-95           53.85%             108.48%
         20-Apr-95           53.85%             108.56%
         21-Apr-95           53.85%             109.25%
         24-Apr-95           52.75%             110.19%
         25-Apr-95           52.75%             110.02%
         26-Apr-95           56.04%             110.15%
         27-Apr-95           54.95%             110.34%
         28-Apr-95           56.04%             110.59%
          1-May-95           54.95%             110.49%
          2-May-95           52.75%             110.62%
          3-May-95           52.75%             111.83%
          4-May-95           52.75%             111.84%
          5-May-95           52.75%             111.75%
          8-May-95           53.85%             112.57%
          9-May-95           51.65%             112.49%
         10-May-95           52.75%             112.66%
         11-May-95           52.20%             112.66%
         12-May-95           52.75%             112.91%
         15-May-95           51.65%             113.39%
         16-May-95           52.75%             113.48%
         17-May-95           52.75%             113.24%
         18-May-95           53.85%             111.63%
         19-May-95           53.30%             111.55%
         22-May-95           51.65%             112.51%
         23-May-95           51.65%             113.57%
         24-May-95           53.85%             113.57%
         25-May-95           52.75%             113.57%
         26-May-95           52.75%             112.51%
         29-May-95           52.75%             112.51%
         30-May-95           51.65%             112.49%
         31-May-95           51.65%             114.60%
          1-Jun-95           50.55%             114.62%
          2-Jun-95           50.55%             114.41%
          5-Jun-95           50.55%             115.07%
          6-Jun-95           50.55%             115.06%
          7-Jun-95           51.65%             114.54%
          8-Jun-95           52.75%             114.38%
          9-Jun-95           52.20%             113.43%
         12-Jun-95           52.75%             114.06%
         13-Jun-95           53.85%             115.17%
         14-Jun-95           52.75%             115.26%
         15-Jun-95           52.75%             115.40%
         16-Jun-95           52.75%             115.98%
         19-Jun-95           57.14%             117.14%
         20-Jun-95           57.14%             117.09%
         21-Jun-95           59.89%             116.87%
         22-Jun-95           58.79%             118.40%
         23-Jun-95           58.24%             118.11%
         26-Jun-95           58.24%             116.91%
         27-Jun-95           58.79%             116.54%
         28-Jun-95           57.14%             117.04%
         29-Jun-95           58.24%             116.85%
         30-Jun-95           58.24%             117.04%
          3-Jul-95           58.79%             117.54%
          4-Jul-95           58.79%             117.54%
          5-Jul-95           58.24%             117.58%
          6-Jul-95           58.79%             119.03%
          7-Jul-95           59.34%             119.54%
         10-Jul-95           60.44%             119.71%
         11-Jul-95           62.09%             119.19%
         12-Jul-95           62.09%             120.51%
         13-Jul-95           61.54%             120.53%
         14-Jul-95           62.09%             120.29%
         17-Jul-95           62.64%             120.90%
         18-Jul-95           61.54%             119.99%
         19-Jul-95           60.44%             118.38%
         20-Jul-95           60.44%             118.93%
         21-Jul-95           59.34%             118.95%
         24-Jul-95           60.44%             119.59%
         25-Jul-95           60.44%             120.55%
         26-Jul-95           59.34%             120.66%
         27-Jul-95           60.44%             121.44%
         28-Jul-95           60.44%             120.95%
         31-Jul-95           60.44%             120.76%
          1-Aug-95           59.34%             120.24%
          2-Aug-95           59.34%             120.06%
          3-Aug-95           58.24%             120.05%
          4-Aug-95           58.24%             120.09%
          7-Aug-95           59.34%             120.32%
          8-Aug-95           59.34%             120.40%
          9-Aug-95           59.34%             120.25%
         10-Aug-95           58.24%             119.77%
         11-Aug-95           60.44%             119.27%
         14-Aug-95           58.79%             120.26%
         15-Aug-95           58.24%             120.01%
         16-Aug-95           58.24%             120.31%
         17-Aug-95           58.24%             120.11%
         18-Aug-95           59.34%             120.15%
         21-Aug-95           60.44%             119.91%
         22-Aug-95           58.79%             120.21%
         23-Aug-95           58.79%             119.70%
         24-Aug-95           59.34%             119.77%
         25-Aug-95           59.34%             120.34%
         28-Aug-95           59.34%             120.11%
         29-Aug-95           59.34%             120.32%
         30-Aug-95           58.24%             120.51%
         31-Aug-95           58.79%             120.72%
          1-Sep-95           57.14%             121.14%
          4-Sep-95           57.14%             121.14%
          5-Sep-95           56.04%             122.29%
          6-Sep-95           56.04%             122.50%
          7-Sep-95           55.49%             122.53%
          8-Sep-95           56.04%             123.04%
         11-Sep-95           56.59%             123.30%
         12-Sep-95           56.04%             123.86%
         13-Sep-95           54.95%             124.35%
         14-Sep-95           54.40%             125.39%
         15-Sep-95           54.95%             125.33%
         18-Sep-95           54.95%             125.21%
         19-Sep-95           54.95%             125.52%
         20-Sep-95           56.04%             126.07%
         21-Sep-95           54.40%             125.26%
         22-Sep-95           54.95%             124.98%
         25-Sep-95           55.49%             125.00%
         26-Sep-95           54.95%             124.92%
         27-Sep-95           54.95%             124.84%
         28-Sep-95           51.65%             125.87%
         29-Sep-95           50.55%             125.56%
          2-Oct-95           49.45%             124.98%
          3-Oct-95           50.55%             125.12%
          4-Oct-95           49.45%             124.93%
          5-Oct-95           50.55%             125.18%
          6-Oct-95           50.55%             125.15%
          9-Oct-95           50.55%             124.26%
         10-Oct-95           50.55%             124.08%
         11-Oct-95           50.00%             124.50%
         12-Oct-95           50.55%             125.28%
         13-Oct-95           50.55%             125.58%
         16-Oct-95           50.00%             125.26%
         17-Oct-95           49.45%             126.07%
         18-Oct-95           48.90%             126.21%
         19-Oct-95           48.35%             126.90%
         20-Oct-95           48.35%             126.22%
         23-Oct-95           47.25%             125.70%
         24-Oct-95           47.25%             126.02%
         25-Oct-95           50.55%             125.14%
         26-Oct-95           49.45%             123.91%
         27-Oct-95           50.00%             124.55%
         30-Oct-95           49.45%             125.31%
         31-Oct-95           49.45%             124.94%
          1-Nov-95           48.90%             125.52%
          2-Nov-95           48.90%             126.70%
          3-Nov-95           49.45%             126.88%
          6-Nov-95           53.85%             126.43%
          7-Nov-95           51.65%             125.97%
          8-Nov-95           51.65%             127.13%
          9-Nov-95           52.75%             127.46%
         10-Nov-95           52.75%             127.35%
         13-Nov-95           50.55%             127.26%
         14-Nov-95           50.00%             126.61%
         15-Nov-95           48.35%             127.61%
         16-Nov-95           48.35%             128.34%
         17-Nov-95           48.35%             128.93%
         20-Nov-95           47.25%             128.23%
         21-Nov-95           46.15%             128.96%
         22-Nov-95           47.25%             128.57%
         23-Nov-95           47.25%             128.57%
         24-Nov-95           46.15%             128.90%
         27-Nov-95           47.25%             129.19%
         28-Nov-95           47.25%             130.30%
         29-Nov-95           48.35%             130.55%
         30-Nov-95           49.45%             130.06%
          1-Dec-95           48.35%             130.41%
          4-Dec-95           48.35%             131.85%
          5-Dec-95           47.25%             132.71%
          6-Dec-95           48.90%             133.25%
          7-Dec-95           48.35%             132.38%
          8-Dec-95           48.35%             132.67%
         11-Dec-95           48.35%             133.10%
         12-Dec-95           48.35%             132.95%
         13-Dec-95           47.25%             133.57%
         14-Dec-95           48.90%             132.55%
         15-Dec-95           48.35%             132.42%
         18-Dec-95           48.35%             130.37%
         19-Dec-95           46.15%             131.47%
         20-Dec-95           46.15%             130.19%
         21-Dec-95           47.25%             131.16%
         22-Dec-95           48.35%             131.48%
         25-Dec-95           48.35%             131.48%
         26-Dec-95           46.15%             131.98%
         27-Dec-95           47.80%             132.03%
         28-Dec-95           46.15%             131.94%
         29-Dec-95           46.15%             132.33%
          1-Jan-96           46.15%             132.33%
          2-Jan-96           45.05%             133.36%
          3-Jan-96           45.05%             133.49%
          4-Jan-96           46.15%             132.71%
          5-Jan-96           46.70%             132.50%
          8-Jan-96           46.15%             132.88%
          9-Jan-96           45.60%             130.94%
         10-Jan-96           45.05%             128.58%
         11-Jan-96           45.60%             129.49%
         12-Jan-96           45.60%             129.30%
         15-Jan-96           45.05%             128.87%
         16-Jan-96           45.05%             130.72%
         17-Jan-96           47.25%             130.28%
         18-Jan-96           47.80%             130.68%
         19-Jan-96           48.35%             131.45%
         22-Jan-96           48.35%             131.79%
         23-Jan-96           49.45%             131.66%
         24-Jan-96           53.85%             133.20%
         25-Jan-96           56.04%             132.57%
         26-Jan-96           55.49%             133.56%
         29-Jan-96           57.14%             134.11%
         30-Jan-96           57.14%             135.39%
         31-Jan-96           57.69%             136.65%
          1-Feb-96           61.54%             137.17%
          2-Feb-96           62.64%             136.61%
          5-Feb-96           62.64%             137.81%
          6-Feb-96           61.54%             138.86%
          7-Feb-96           58.24%             139.64%
          8-Feb-96           58.24%             140.96%
          9-Feb-96           57.14%             141.02%
         12-Feb-96           58.24%             142.11%
         13-Feb-96           57.69%             141.91%
         14-Feb-96           58.24%             140.85%
         15-Feb-96           57.14%             139.94%
         16-Feb-96           57.14%             139.22%
         19-Feb-96           57.14%             139.22%
         20-Feb-96           59.34%             137.64%
         21-Feb-96           59.89%             139.24%
         22-Feb-96           58.79%             141.56%
         23-Feb-96           59.07%             141.60%
         26-Feb-96           57.14%             139.75%
         27-Feb-96           59.34%             139.06%
         28-Feb-96           58.24%             138.52%
         29-Feb-96           58.24%             137.60%
          1-Mar-96           57.69%             138.44%
          4-Mar-96           56.59%             139.83%
          5-Mar-96           56.04%             140.90%
          6-Mar-96           53.85%             140.08%
          7-Mar-96           52.75%             140.44%
          8-Mar-96           51.65%             136.11%
         11-Mar-96           54.95%             137.51%
         12-Mar-96           51.65%             136.88%
         13-Mar-96           51.65%             137.19%
         14-Mar-96           49.45%             137.69%
         15-Mar-96           49.45%             137.81%
         18-Mar-96           50.55%             140.22%
         19-Mar-96           50.55%             140.02%
         20-Mar-96           51.65%             139.65%
         21-Mar-96           51.65%             139.48%
         22-Mar-96           50.55%             139.79%
         25-Mar-96           48.90%             139.66%
         26-Mar-96           50.55%             140.29%
         27-Mar-96           51.65%             139.42%
         28-Mar-96           50.55%             139.43%
         29-Mar-96           50.55%             138.69%
          1-Apr-96           50.55%             140.45%
          2-Apr-96           50.00%             140.78%
          3-Apr-96           49.45%             140.92%
          4-Apr-96           49.45%             140.91%
          5-Apr-96           49.45%             140.91%
          8-Apr-96           47.25%             138.42%
          9-Apr-96           47.25%             137.97%
         10-Apr-96           48.35%             136.11%
         11-Apr-96           48.35%             135.61%
         12-Apr-96           47.25%             136.80%
         15-Apr-96           47.80%             138.04%
         16-Apr-96           46.15%             138.58%
         17-Apr-96           48.35%             137.85%
         18-Apr-96           48.35%             138.28%
         19-Apr-96           47.80%             138.59%
         22-Apr-96           48.35%             139.20%
         23-Apr-96           48.90%             139.99%
         24-Apr-96           48.35%             139.69%
         25-Apr-96           49.45%             140.27%
         26-Apr-96           51.65%             140.40%
         29-Apr-96           52.20%             140.55%
         30-Apr-96           51.65%             140.55%
          1-May-96           50.55%             140.64%
          2-May-96           47.80%             138.23%
          3-May-96           46.70%             137.85%
          6-May-96           48.35%             137.68%
          7-May-96           47.80%             137.13%
          8-May-96           48.90%             138.53%
          9-May-96           48.35%             138.67%
         10-May-96           50.55%             140.10%
         13-May-96           51.65%             142.13%
         14-May-96           52.20%             143.00%
         15-May-96           52.20%             142.97%
         16-May-96           50.55%             142.84%
         17-May-96           50.55%             143.72%
         20-May-96           50.55%             144.63%
         21-May-96           46.70%             144.54%
         22-May-96           47.25%             145.76%
         23-May-96           46.70%             145.24%
         24-May-96           46.70%             145.78%
         27-May-96           46.70%             145.78%
         28-May-96           46.70%             144.43%
         29-May-96           46.70%             143.51%
         30-May-96           47.80%             144.32%
         31-May-96           48.35%             143.76%
          3-Jun-96           47.25%             143.45%
          4-Jun-96           46.15%             144.50%
          5-Jun-96           47.25%             145.76%
          6-Jun-96           46.70%             144.60%
          7-Jun-96           46.70%             144.66%
         10-Jun-96           47.25%             144.41%
         11-Jun-96           46.15%             144.16%
         12-Jun-96           46.15%             143.74%
         13-Jun-96           45.60%             143.50%
         14-Jun-96           45.60%             143.06%
         17-Jun-96           45.05%             142.91%
         18-Jun-96           44.51%             142.24%
         19-Jun-96           43.96%             142.22%
         20-Jun-96           42.31%             142.25%
         21-Jun-96           42.86%             143.27%
         24-Jun-96           42.86%             143.70%
         25-Jun-96           41.21%             143.62%
         26-Jun-96           43.41%             142.74%
         27-Jun-96           40.66%             143.64%
         28-Jun-96           43.96%             144.09%
          1-Jul-96           40.66%             145.21%
          2-Jul-96           40.66%             144.73%
          3-Jul-96           41.76%             144.47%
          4-Jul-96           41.76%             144.47%
          5-Jul-96           42.86%             141.25%
          8-Jul-96           41.21%             140.20%
          9-Jul-96           42.31%             140.67%
         10-Jul-96           43.96%             140.95%
         11-Jul-96           41.76%             138.72%
         12-Jul-96           42.31%             138.83%
         15-Jul-96           40.66%             135.31%
         16-Jul-96           38.46%             135.01%
         17-Jul-96           38.46%             136.23%
         18-Jul-96           40.66%             138.27%
         19-Jul-96           39.01%             137.23%
         22-Jul-96           39.56%             136.17%
         23-Jul-96           39.56%             134.68%
         24-Jul-96           38.46%             134.64%
         25-Jul-96           41.76%             135.61%
         26-Jul-96           41.76%             136.62%
         29-Jul-96           41.76%             135.55%
         30-Jul-96           40.66%             136.49%
         31-Jul-96           40.66%             137.49%
          1-Aug-96           41.76%             139.66%
          2-Aug-96           40.66%             142.34%
          5-Aug-96           41.21%             141.85%
          6-Aug-96           42.86%             142.31%
          7-Aug-96           41.76%             142.70%
          8-Aug-96           41.76%             142.36%
          9-Aug-96           41.76%             142.25%
         12-Aug-96           42.31%             143.04%
         13-Aug-96           41.76%             141.84%
         14-Aug-96           43.96%             142.24%
         15-Aug-96           45.05%             142.29%
         16-Aug-96           45.05%             142.92%
         19-Aug-96           42.86%             143.22%
         20-Aug-96           42.31%             143.02%
         21-Aug-96           42.86%             142.89%
         22-Aug-96           41.76%             144.10%
         23-Aug-96           40.66%             143.31%
         26-Aug-96           40.66%             142.63%
         27-Aug-96           42.86%             143.18%
         28-Aug-96           41.76%             142.83%
         29-Aug-96           41.21%             141.24%
         30-Aug-96           40.66%             140.08%
          2-Sep-96           40.66%             140.08%
          3-Sep-96           41.76%             140.67%
          4-Sep-96           41.76%             140.86%
          5-Sep-96           40.66%             139.53%
          6-Sep-96           41.76%             140.87%
          9-Sep-96           42.86%             142.61%
         10-Sep-96           41.76%             142.62%
         11-Sep-96           41.76%             143.37%
         12-Sep-96           41.21%             144.20%
         13-Sep-96           41.21%             146.21%
         16-Sep-96           42.86%             146.95%
         17-Sep-96           42.86%             146.73%
         18-Sep-96           40.66%             146.41%
         19-Sep-96           41.76%             146.74%
         20-Sep-96           41.76%             147.61%
         23-Sep-96           42.86%             147.49%
         24-Sep-96           42.86%             147.30%
         25-Sep-96           42.86%             147.35%
         26-Sep-96           41.76%             147.36%
         27-Sep-96           41.76%             147.43%
         30-Sep-96           41.76%             147.67%
          1-Oct-96           41.76%             148.05%
          2-Oct-96           40.66%             149.11%
          3-Oct-96           40.66%             148.84%
          4-Oct-96           41.76%             150.71%
          7-Oct-96           40.66%             151.11%
          8-Oct-96           41.76%             150.53%
          9-Oct-96           42.31%             149.69%
         10-Oct-96           42.86%             149.24%
         11-Oct-96           43.41%             150.54%
         14-Oct-96           43.41%             151.16%
         15-Oct-96           45.05%             150.95%
         16-Oct-96           44.51%             151.34%
         17-Oct-96           44.51%             151.90%
         18-Oct-96           43.96%             152.72%
         21-Oct-96           42.86%             152.51%
         22-Oct-96           41.76%             151.81%
         23-Oct-96           42.31%             151.96%
         24-Oct-96           42.31%             150.89%
         25-Oct-96           42.86%             150.59%
         28-Oct-96           43.96%             149.81%
         29-Oct-96           43.96%             150.72%
         30-Oct-96           41.76%             150.59%
         31-Oct-96           41.76%             151.53%
          1-Nov-96           42.31%             151.21%
          4-Nov-96           41.76%             151.84%
          5-Nov-96           41.21%             153.43%
          6-Nov-96           41.21%             155.68%
          7-Nov-96           41.76%             156.34%
          8-Nov-96           41.76%             157.02%
         11-Nov-96           41.21%             157.24%
         12-Nov-96           41.76%             156.75%
         13-Nov-96           42.31%             157.08%
         14-Nov-96           42.31%             158.10%
         15-Nov-96           41.76%             158.48%
         18-Nov-96           41.76%             158.35%
         19-Nov-96           42.31%             159.45%
         20-Nov-96           42.31%             159.84%
         21-Nov-96           41.21%             159.58%
         22-Nov-96           42.86%             160.86%
         25-Nov-96           41.21%             162.65%
         26-Nov-96           41.76%             162.42%
         27-Nov-96           41.76%             162.21%
         28-Nov-96           41.76%             162.21%
         29-Nov-96           42.86%             162.65%
          2-Dec-96           41.76%             162.55%
          3-Dec-96           41.21%             160.77%
          4-Dec-96           40.11%             160.09%
          5-Dec-96           41.21%             159.93%
          6-Dec-96           41.76%             158.90%
          9-Dec-96           40.66%             161.09%
         10-Dec-96           40.66%             160.61%
         11-Dec-96           41.76%             159.15%
         12-Dec-96           40.66%             156.70%
         13-Dec-96           41.76%             156.55%
         16-Dec-96           40.66%             154.90%
         17-Dec-96           40.11%             155.99%
         18-Dec-96           40.66%             157.17%
         19-Dec-96           41.21%             160.23%
         20-Dec-96           42.86%             160.90%
         23-Dec-96           42.86%             160.48%
         24-Dec-96           42.86%             161.36%
         25-Dec-96           42.86%             161.36%
         26-Dec-96           42.31%             162.39%
         27-Dec-96           41.76%             162.60%
         30-Dec-96           41.76%             161.97%
         31-Dec-96           42.31%             159.15%
          1-Jan-97           42.31%             159.15%
          2-Jan-97           43.41%             158.35%
          3-Jan-97           42.86%             160.71%
          6-Jan-97           43.96%             160.63%
          7-Jan-97           42.86%             161.83%
          8-Jan-97           43.96%             160.80%
          9-Jan-97           43.96%             162.18%
         10-Jan-97           42.86%             163.18%
         13-Jan-97           45.05%             163.18%
         14-Jan-97           45.05%             165.19%
         15-Jan-97           48.35%             164.83%
         16-Jan-97           47.25%             165.38%
         17-Jan-97           46.15%             166.76%
         20-Jan-97           47.25%             166.87%
         21-Jan-97           48.35%             168.17%
         22-Jan-97           47.80%             168.92%
         23-Jan-97           47.25%             167.06%
         24-Jan-97           48.35%             165.55%
         27-Jan-97           47.80%             164.36%
         28-Jan-97           47.25%             164.36%
         29-Jan-97           46.15%             165.97%
         30-Jan-97           45.60%             168.48%
         31-Jan-97           47.25%             168.91%
          3-Feb-97           47.25%             169.03%
          4-Feb-97           50.55%             169.57%
          5-Feb-97           50.55%             167.21%
          6-Feb-97           50.55%             167.62%
          7-Feb-97           50.00%             169.64%
         10-Feb-97           49.45%             168.75%
         11-Feb-97           50.00%             169.64%
         12-Feb-97           49.45%             172.48%
         13-Feb-97           48.90%             174.42%
         14-Feb-97           48.35%             173.70%
         17-Feb-97           48.35%             173.70%
         18-Feb-97           49.45%             175.38%
         19-Feb-97           50.55%             174.56%
         20-Feb-97           50.55%             172.48%
         21-Feb-97           49.45%             172.26%
         24-Feb-97           49.45%             174.09%
         25-Feb-97           49.45%             174.48%
         26-Feb-97           49.45%             173.10%
         27-Feb-97           49.45%             170.82%
         28-Feb-97           49.45%             169.91%
          3-Mar-97           48.35%             170.87%
          4-Mar-97           47.25%             169.94%
          5-Mar-97           46.70%             172.31%
          6-Mar-97           47.25%             171.57%
          7-Mar-97           47.25%             172.95%
         10-Mar-97           47.80%             174.81%
         11-Mar-97           46.15%             174.32%
         12-Mar-97           43.96%             172.80%
         13-Mar-97           45.05%             169.64%
         14-Mar-97           45.05%             170.41%
         17-Mar-97           43.96%             170.96%
         18-Mar-97           43.96%             169.66%
         19-Mar-97           43.96%             168.82%
         20-Mar-97           43.96%             168.15%
         21-Mar-97           43.96%             168.46%
         24-Mar-97           43.96%             169.92%
         25-Mar-97           43.96%             169.53%
         26-Mar-97           43.96%             169.84%
         27-Mar-97           43.96%             166.27%
         28-Mar-97           43.96%             166.27%
         31-Mar-97           45.05%             162.67%
          1-Apr-97           45.05%             163.21%
          2-Apr-97           43.96%             161.16%
          3-Apr-97           43.96%             161.21%
          4-Apr-97           43.96%             162.84%
          7-Apr-97           43.96%             163.74%
          8-Apr-97           43.96%             164.60%
          9-Apr-97           43.96%             163.42%
         10-Apr-97           43.96%             162.93%
         11-Apr-97           43.96%             158.48%
         14-Apr-97           45.05%             159.79%
         15-Apr-97           43.96%             162.15%
         16-Apr-97           43.96%             164.04%
         17-Apr-97           43.96%             163.67%
         18-Apr-97           44.51%             164.65%
         21-Apr-97           45.05%             163.37%
         22-Apr-97           43.96%             166.43%
         23-Apr-97           43.96%             166.22%
         24-Apr-97           42.86%             165.69%
         25-Apr-97           43.96%             164.44%
         28-Apr-97           43.41%             166.07%
         29-Apr-97           42.86%             170.60%
         30-Apr-97           43.96%             172.17%
          1-May-97           42.86%             171.56%
          2-May-97           45.05%             174.67%
          5-May-97           42.31%             178.38%
          6-May-97           41.76%             177.84%
          7-May-97           42.86%             175.24%
          8-May-97           41.76%             176.23%
          9-May-97           41.76%             177.20%
         12-May-97           42.86%             179.97%
         13-May-97           41.76%             179.00%
         14-May-97           41.76%             179.62%
         15-May-97           43.96%             180.88%
         16-May-97           46.15%             178.27%
         19-May-97           45.05%             179.03%
         20-May-97           43.96%             180.83%
         21-May-97           43.41%             180.33%
         22-May-97           42.86%             179.54%
         23-May-97           43.96%             181.98%
         26-May-97           43.96%             181.98%
         27-May-97           43.96%             182.56%
         28-May-97           46.15%             182.02%
         29-May-97           44.51%             181.35%
         30-May-97           46.15%             182.25%
          2-Jun-97           47.25%             181.84%
          3-Jun-97           46.15%             181.65%
          4-Jun-97           46.15%             180.50%
          5-Jun-97           46.15%             181.21%
          6-Jun-97           47.25%             184.34%
          9-Jun-97           47.80%             185.40%
         10-Jun-97           49.45%             185.90%
         11-Jun-97           50.55%             186.83%
         12-Jun-97           49.45%             189.82%
         13-Jun-97           50.55%             191.92%
         16-Jun-97           50.55%             192.05%
         17-Jun-97           50.55%             192.17%
         18-Jun-97           49.45%             191.01%
         19-Jun-97           50.55%             192.93%
         20-Jun-97           50.55%             193.09%
         23-Jun-97           53.85%             188.77%
         24-Jun-97           53.85%             192.58%
         25-Jun-97           53.85%             191.00%
         26-Jun-97           51.65%             189.86%
         27-Jun-97           52.20%             190.64%
         30-Jun-97           52.75%             190.17%
          1-Jul-97           51.65%             191.44%
          2-Jul-97           51.65%             194.23%
          3-Jul-97           51.65%             197.00%
          4-Jul-97           51.65%             197.00%
          7-Jul-97           52.20%             195.99%
          8-Jul-97           51.65%             197.39%
          9-Jul-97           52.20%             194.99%
         10-Jul-97           51.10%             196.33%
         11-Jul-97           49.45%             196.95%
         14-Jul-97           48.90%             197.31%
         15-Jul-97           49.45%             198.90%
         16-Jul-97           49.45%             201.23%
         17-Jul-97           49.45%             200.16%
         18-Jul-97           50.55%             196.65%
         21-Jul-97           50.55%             196.15%
         22-Jul-97           50.55%             200.67%
         23-Jul-97           49.45%             201.22%
         24-Jul-97           49.45%             202.02%
         25-Jul-97           49.45%             201.70%
         28-Jul-97           51.65%             201.20%
         29-Jul-97           51.65%             202.45%
         30-Jul-97           50.00%             204.60%
         31-Jul-97           50.00%             205.03%
          1-Aug-97           50.55%             203.49%
          4-Aug-97           50.55%             204.17%
          5-Aug-97           52.20%             204.62%
          6-Aug-97           52.75%             206.33%
          7-Aug-97           52.75%             204.36%
          8-Aug-97           52.75%             200.57%
         11-Aug-97           51.65%             201.31%
         12-Aug-97           51.65%             199.07%
         13-Aug-97           54.95%             198.10%
         14-Aug-97           53.85%             198.69%
         15-Aug-97           52.75%             193.54%
         18-Aug-97           52.20%             196.05%
         19-Aug-97           52.75%             198.95%
         20-Aug-97           52.20%             201.82%
         21-Aug-97           52.20%             198.75%
         22-Aug-97           50.55%             198.43%
         25-Aug-97           51.65%             197.70%
         26-Aug-97           50.55%             196.16%
         27-Aug-97           50.55%             196.31%
         28-Aug-97           51.10%             194.15%
         29-Aug-97           51.65%             193.25%
          1-Sep-97           51.65%             193.25%
          2-Sep-97           49.45%             199.29%
          3-Sep-97           49.45%             199.35%
          4-Sep-97           50.00%             200.00%
          5-Sep-97           48.35%             199.61%
          8-Sep-97           48.35%             200.07%
          9-Sep-97           47.25%             200.59%
         10-Sep-97           47.80%             197.45%
         11-Sep-97           47.25%             196.07%
         12-Sep-97           47.80%             198.50%
         15-Sep-97           48.35%             197.61%
         16-Sep-97           47.80%             203.17%
         17-Sep-97           48.35%             202.60%
         18-Sep-97           48.35%             203.53%
         19-Sep-97           48.35%             204.22%
         22-Sep-97           49.45%             205.27%
         23-Sep-97           48.35%             204.52%
         24-Sep-97           47.80%             202.92%
         25-Sep-97           47.80%             201.51%
         26-Sep-97           48.35%             203.08%
         29-Sep-97           48.35%             204.83%
         30-Sep-97           48.90%             203.52%
          1-Oct-97           48.35%             205.27%
          2-Oct-97           48.90%             206.36%
          3-Oct-97           48.35%             207.34%
          6-Oct-97           48.90%             208.98%
          7-Oct-97           48.35%             211.22%
          8-Oct-97           48.35%             209.23%
          9-Oct-97           48.90%             208.54%
         10-Oct-97           48.35%             207.76%
         13-Oct-97           48.35%             208.00%
         14-Oct-97           48.90%             208.47%
         15-Oct-97           48.90%             207.49%
         16-Oct-97           48.35%             205.23%
         17-Oct-97           50.55%             202.85%
         20-Oct-97           49.45%             205.31%
         21-Oct-97           48.35%             208.89%
         22-Oct-97           49.45%             208.08%
         23-Oct-97           49.45%             204.26%
         24-Oct-97           49.45%             202.31%
         27-Oct-97           47.80%             188.42%
         28-Oct-97           46.15%             198.06%
         29-Oct-97           47.25%             197.48%
         30-Oct-97           46.15%             194.16%
         31-Oct-97           46.15%             196.51%
          3-Nov-97           45.05%             201.74%
          4-Nov-97           46.15%             202.12%
          5-Nov-97           46.15%             202.55%
          6-Nov-97           44.51%             201.54%
          7-Nov-97           45.05%             199.28%
         10-Nov-97           45.05%             197.91%
         11-Nov-97           46.98%             198.45%
         12-Nov-97           43.96%             194.65%
         13-Nov-97           43.96%             196.94%
         14-Nov-97           45.05%             199.46%
         17-Nov-97           45.05%             203.29%
         18-Nov-97           43.96%             201.58%
         19-Nov-97           42.86%             202.95%
         20-Nov-97           43.96%             206.04%
         21-Nov-97           43.96%             206.92%
         24-Nov-97           43.96%             203.39%
         25-Nov-97           43.41%             204.28%
         26-Nov-97           43.41%             204.46%
         27-Nov-97           43.41%             204.46%
         28-Nov-97           43.96%             205.27%
          1-Dec-97           45.05%             209.43%
          2-Dec-97           43.96%             208.77%
          3-Dec-97           42.86%             209.86%
          4-Dec-97           42.86%             209.07%
          5-Dec-97           42.86%             211.37%
          8-Dec-97           42.86%             211.06%
          9-Dec-97           43.96%             209.65%
         10-Dec-97           43.41%             208.36%
         11-Dec-97           43.41%             205.17%
         12-Dec-97           43.41%             204.84%
         15-Dec-97           43.41%             206.98%
         16-Dec-97           43.41%             207.98%
         17-Dec-97           43.41%             207.45%
         18-Dec-97           42.86%             205.25%
         19-Dec-97           43.41%             203.42%
         22-Dec-97           43.41%             204.90%
         23-Dec-97           43.96%             201.77%
         24-Dec-97           41.76%             200.39%
         25-Dec-97           41.76%             200.39%
         26-Dec-97           41.76%             201.20%
         29-Dec-97           42.86%             204.83%
         30-Dec-97           43.96%             208.59%
         31-Dec-97           45.05%             208.50%
          1-Jan-98           45.05%             208.50%
          2-Jan-98           44.51%             209.49%
          5-Jan-98           48.35%             209.92%
          6-Jan-98           49.45%             207.67%
          7-Jan-98           49.45%             207.12%
          8-Jan-98           48.35%             205.41%
          9-Jan-98           45.05%             199.31%
         12-Jan-98           45.05%             201.79%
         13-Jan-98           46.15%             204.56%
         14-Jan-98           46.15%             205.81%
         15-Jan-98           45.60%             204.26%
         16-Jan-98           45.05%             206.58%
         19-Jan-98           45.05%             206.58%
         20-Jan-98           46.15%             210.25%
         21-Jan-98           43.96%             208.58%
         22-Jan-98           43.96%             206.91%
         23-Jan-98           43.41%             205.74%
         26-Jan-98           43.96%             205.60%
         27-Jan-98           43.41%             208.19%
         28-Jan-98           43.96%             210.01%
         29-Jan-98           43.41%             211.73%
         30-Jan-98           43.96%             210.61%
          2-Feb-98           45.05%             215.12%
          3-Feb-98           43.41%             216.14%
          4-Feb-98           43.96%             216.33%
          5-Feb-98           42.86%             215.61%
          6-Feb-98           43.96%             217.53%
          9-Feb-98           42.86%             217.16%
         10-Feb-98           42.86%             218.93%
         11-Feb-98           42.86%             219.15%
         12-Feb-98           44.23%             220.04%
         13-Feb-98           44.51%             219.17%
         16-Feb-98           44.51%             219.17%
         17-Feb-98           42.31%             219.74%
         18-Feb-98           42.86%             221.74%
         19-Feb-98           43.41%             220.93%
         20-Feb-98           43.96%             222.20%
         23-Feb-98           43.41%             223.04%
         24-Feb-98           43.41%             221.42%
         25-Feb-98           43.96%             224.07%
         26-Feb-98           43.41%             225.31%
         27-Feb-98           43.96%             225.45%
          2-Mar-98           43.41%             225.10%
          3-Mar-98           43.96%             226.03%
          4-Mar-98           43.96%             225.02%
          5-Mar-98           42.86%             222.38%
          6-Mar-98           42.86%             226.82%
          9-Mar-98           43.41%             226.09%
         10-Mar-98           42.86%             228.65%
         11-Mar-98           43.41%             229.56%
         12-Mar-98           42.31%             229.87%
         13-Mar-98           42.86%             229.59%
         16-Mar-98           42.31%             231.88%
         17-Mar-98           42.31%             232.14%
         18-Mar-98           42.31%             233.22%
         19-Mar-98           42.31%             234.13%
         20-Mar-98           42.86%             236.16%
         23-Mar-98           42.86%             235.38%
         24-Mar-98           45.05%             237.55%
         25-Mar-98           43.96%             236.75%
         26-Mar-98           45.60%             236.51%
         27-Mar-98           47.25%             235.36%
         30-Mar-98           47.25%             234.95%
         31-Mar-98           50.00%             236.71%
          1-Apr-98           50.00%             238.09%
          2-Apr-98           49.45%             240.63%
          3-Apr-98           49.45%             241.21%
          6-Apr-98           50.55%             240.93%
          7-Apr-98           49.45%             238.39%
          8-Apr-98           49.45%             236.69%
          9-Apr-98           50.00%             238.63%
         10-Apr-98           50.00%             238.63%
         13-Apr-98           49.45%             238.42%
         14-Apr-98           48.90%             239.72%
         15-Apr-98           48.90%             240.49%
         16-Apr-98           50.00%             238.09%
         17-Apr-98           49.45%             241.22%
         20-Apr-98           48.90%             241.42%
         21-Apr-98           48.90%             242.07%
         22-Apr-98           48.90%             242.90%
         23-Apr-98           48.35%             240.54%
         24-Apr-98           48.35%             238.03%
         27-Apr-98           48.35%             233.44%
         28-Apr-98           48.35%             233.14%
         29-Apr-98           48.35%             235.18%
         30-Apr-98           48.90%             238.86%
          1-May-98           48.35%             240.85%
          4-May-98           49.45%             241.08%
          5-May-98           48.90%             239.67%
          6-May-98           49.45%             237.39%
          7-May-98           48.35%             235.29%
          8-May-98           48.35%             238.08%
         11-May-98           48.35%             237.76%
         12-May-98           48.35%             239.73%
         13-May-98           48.35%             240.39%
         14-May-98           48.90%             240.07%
         15-May-98           48.35%             238.21%
         18-May-98           48.90%             237.59%
         19-May-98           49.45%             238.38%
         20-May-98           48.35%             240.43%
         21-May-98           48.35%             239.48%
         22-May-98           48.35%             238.58%
         25-May-98           48.35%             238.58%
         26-May-98           47.25%             235.05%
         27-May-98           47.25%             234.67%
         28-May-98           48.90%             235.82%
         29-May-98           48.90%             234.36%
          1-Jun-98           49.45%             234.40%
          2-Jun-98           48.35%             234.88%
          3-Jun-98           48.35%             232.63%
          4-Jun-98           47.25%             235.22%
          5-Jun-98           47.25%             239.31%
          8-Jun-98           47.80%             239.71%
          9-Jun-98           46.70%             240.29%
         10-Jun-98           47.80%             238.97%
         11-Jun-98           46.70%             235.17%
         12-Jun-98           46.70%             236.09%
         15-Jun-98           45.05%             231.40%
         16-Jun-98           45.05%             233.67%
         17-Jun-98           45.05%             237.86%
         18-Jun-98           45.05%             237.70%
         19-Jun-98           45.05%             236.48%
         22-Jun-98           45.05%             237.03%
         23-Jun-98           45.05%             240.52%
         24-Jun-98           45.60%             243.40%
         25-Jun-98           45.05%             242.63%
         26-Jun-98           45.60%             243.47%
         29-Jun-98           47.25%             244.61%
         30-Jun-98           47.25%             243.61%
          1-Jul-98           48.35%             246.77%
          2-Jul-98           48.35%             246.31%
          3-Jul-98           48.35%             246.31%
          6-Jul-98           47.80%             248.65%
          7-Jul-98           48.35%             248.08%
          8-Jul-98           48.35%             250.60%
          9-Jul-98           47.80%             248.92%
         10-Jul-98           48.35%             250.16%
         13-Jul-98           48.35%             250.34%
         14-Jul-98           48.90%             253.00%
         15-Jul-98           47.25%             252.41%
         16-Jul-98           49.45%             254.38%
         17-Jul-98           48.90%             254.97%
         20-Jul-98           48.90%             254.40%
         21-Jul-98           48.35%             250.32%
         22-Jul-98           48.35%             250.10%
         23-Jul-98           48.35%             244.88%
         24-Jul-98           48.90%             245.10%
         27-Jul-98           47.25%             246.49%
         28-Jul-98           47.25%             242.83%
         29-Jul-98           47.80%             241.75%
         30-Jul-98           47.25%             245.56%
         31-Jul-98           48.35%             240.78%
          3-Aug-98           48.35%             239.01%
          4-Aug-98           47.80%             230.35%
          5-Aug-98           47.25%             232.35%
          6-Aug-98           48.35%             234.11%
          7-Aug-98           47.80%             234.07%
         10-Aug-98           46.70%             232.71%
         11-Aug-98           46.15%             229.67%
         12-Aug-98           46.15%             232.95%
         13-Aug-98           45.60%             230.94%
         14-Aug-98           45.05%             228.33%
         17-Aug-98           45.05%             232.83%
         18-Aug-98           47.80%             236.59%
         19-Aug-98           46.15%             235.92%
         20-Aug-98           47.25%             234.53%
         21-Aug-98           46.15%             232.30%
         24-Aug-98           45.05%             233.79%
         25-Aug-98           43.96%             234.80%
         26-Aug-98           45.05%             232.94%
         27-Aug-98           43.96%             224.00%
         28-Aug-98           43.96%             220.68%
         31-Aug-98           42.86%             205.67%
          1-Sep-98           41.21%             213.62%
          2-Sep-98           41.21%             212.80%
          3-Sep-98           39.56%             211.04%
          4-Sep-98           40.11%             209.24%
          7-Sep-98           40.11%             209.24%
          8-Sep-98           40.11%             219.89%
          9-Sep-98           39.56%             216.18%
         10-Sep-98           38.46%             210.59%
         11-Sep-98           39.01%             216.80%
         14-Sep-98           38.74%             221.24%
         15-Sep-98           38.46%             222.95%
         16-Sep-98           38.46%             224.62%
         17-Sep-98           37.36%             218.90%
         18-Sep-98           36.26%             219.17%
         21-Sep-98           36.26%             219.98%
         22-Sep-98           35.71%             221.22%
         23-Sep-98           36.26%             229.05%
         24-Sep-98           36.81%             224.03%
         25-Sep-98           36.81%             224.47%
         28-Sep-98           36.26%             225.31%
         29-Sep-98           36.26%             225.38%
         30-Sep-98           35.16%             218.51%
          1-Oct-98           35.16%             211.93%
          2-Oct-98           32.97%             215.41%
          5-Oct-98           33.52%             212.39%
          6-Oct-98           31.87%             211.54%
          7-Oct-98           30.77%             208.55%
          8-Oct-98           30.77%             206.14%
          9-Oct-98           30.22%             211.50%
         12-Oct-98           30.22%             214.36%
         13-Oct-98           31.32%             213.73%
         14-Oct-98           29.67%             216.04%
         15-Oct-98           30.77%             225.05%
         16-Oct-98           30.22%             226.97%
         19-Oct-98           29.67%             228.25%
         20-Oct-98           31.87%             228.59%
         21-Oct-98           30.77%             229.87%
         22-Oct-98           30.77%             231.71%
         23-Oct-98           32.97%             230.03%
         26-Oct-98           31.87%             230.39%
         27-Oct-98           30.77%             228.89%
         28-Oct-98           31.87%             229.48%
         29-Oct-98           30.77%             233.31%
         30-Oct-98           29.67%             236.05%
          2-Nov-98           29.67%             238.83%
          3-Nov-98           31.87%             238.66%
          4-Nov-98           30.22%             240.35%
          5-Nov-98           30.49%             243.61%
          6-Nov-98           32.42%             245.15%
          9-Nov-98           29.67%             242.82%
         10-Nov-98           29.67%             242.41%
         11-Nov-98           30.22%             240.84%
         12-Nov-98           30.22%             240.14%
         13-Nov-98           30.77%             241.86%
         16-Nov-98           30.77%             244.04%
         17-Nov-98           30.77%             244.78%
         18-Nov-98           31.32%             245.89%
         19-Nov-98           32.97%             247.64%
         20-Nov-98           32.97%             249.99%
         23-Nov-98           34.07%             255.29%
         24-Nov-98           34.07%             254.17%
         25-Nov-98           37.36%             255.00%
         26-Nov-98           37.36%             255.00%
         27-Nov-98           37.36%             256.17%
         30-Nov-98           37.36%             250.01%
          1-Dec-98           36.26%             252.51%
          2-Dec-98           37.36%             251.64%
          3-Dec-98           39.56%             247.11%
          4-Dec-98           40.66%             252.82%
          7-Dec-98           42.31%             255.18%
          8-Dec-98           41.76%             253.82%
          9-Dec-98           41.21%             254.27%
         10-Dec-98           42.86%             250.31%
         11-Dec-98           42.86%             250.61%
         14-Dec-98           41.76%             245.19%
         15-Dec-98           41.21%             249.83%
         16-Dec-98           40.66%             249.64%
         17-Dec-98           40.66%             253.52%
         18-Dec-98           39.56%             255.25%
         21-Dec-98           41.76%             258.43%
         22-Dec-98           40.66%             258.59%
         23-Dec-98           40.11%             263.95%
         24-Dec-98           39.56%             263.46%
         25-Dec-98           39.56%             263.46%
         28-Dec-98           39.01%             263.30%
         29-Dec-98           39.01%             266.80%
         30-Dec-98           39.01%             264.68%
         31-Dec-98           37.91%             264.10%


            [Stock Price Comparative to S&P 500 & Peer Grp Grph]

Date               Ampal            Peer Group        S&P 500
-----------------------------------------------------------------------
          2-Jan-95          100.00%              100%          100.00%
          3-Jan-95           98.11%               98%           99.97%
          4-Jan-95          100.00%               98%          100.31%
          5-Jan-95          100.00%               98%          100.23%
          6-Jan-95           98.11%               98%          100.31%
          9-Jan-95           98.11%               98%          100.34%
         10-Jan-95           96.23%               97%          100.52%
         11-Jan-95           92.45%               98%          100.52%
         12-Jan-95           90.57%               97%          100.52%
         13-Jan-95           92.45%               97%          101.46%
         16-Jan-95           92.45%               97%          102.20%
         17-Jan-95           92.45%               95%          102.35%
         18-Jan-95           90.57%               91%          102.28%
         19-Jan-95           92.45%               91%          101.67%
         20-Jan-95           90.57%               91%          101.20%
         23-Jan-95           88.68%               86%          101.42%
         24-Jan-95           86.79%               82%          101.43%
         25-Jan-95           84.91%               85%          101.78%
         26-Jan-95           83.02%               83%          101.97%
         27-Jan-95           83.02%               83%          102.42%
         30-Jan-95           96.23%               89%          102.01%
         31-Jan-95          100.00%               88%          102.43%
          1-Feb-95           98.11%               96%          102.42%
          2-Feb-95           92.45%               93%          102.94%
          3-Feb-95           92.45%               93%          104.22%
          6-Feb-95           88.68%               87%          104.76%
          7-Feb-95           90.57%               84%          104.69%
          8-Feb-95           90.57%               85%          104.77%
          9-Feb-95           90.57%               86%          104.56%
         10-Feb-95           90.57%               86%          104.83%
         13-Feb-95           88.68%               86%          104.87%
         14-Feb-95           88.68%               86%          105.07%
         15-Feb-95           90.57%               89%          105.50%
         16-Feb-95           88.68%               86%          105.65%
         17-Feb-95           86.79%               86%          104.94%
         20-Feb-95           86.79%               86%          104.94%
         21-Feb-95           86.79%               81%          105.11%
         22-Feb-95           84.91%               78%          105.62%
         23-Feb-95           86.79%               79%          106.02%
         24-Feb-95           88.68%               79%          106.28%
         27-Feb-95           84.91%               80%          105.34%
         28-Feb-95           86.79%               78%          106.12%
          1-Mar-95           88.68%               80%          105.74%
          2-Mar-95           88.68%               84%          105.63%
          3-Mar-95           86.79%               84%          105.69%
          6-Mar-95           84.91%               85%          105.74%
          7-Mar-95           84.91%               89%          104.98%
          8-Mar-95           88.68%               94%          105.20%
          9-Mar-95           86.79%               94%          105.20%
         10-Mar-95           86.79%               94%          106.60%
         13-Mar-95           84.91%               93%          106.70%
         14-Mar-95           86.79%               95%          107.32%
         15-Mar-95           88.68%               95%          107.10%
         16-Mar-95           90.57%               95%          107.87%
         17-Mar-95           88.68%               95%          107.89%
         20-Mar-95           88.68%              101%          108.03%
         21-Mar-95           86.79%              100%          107.79%
         22-Mar-95           84.91%               99%          107.93%
         23-Mar-95           86.79%               99%          107.99%
         24-Mar-95           88.68%               99%          109.08%
         27-Mar-95           86.79%               99%          109.57%
         28-Mar-95           92.45%               98%          109.72%
         29-Mar-95           90.57%               98%          109.55%
         30-Mar-95           92.45%              101%          109.35%
         31-Mar-95           96.23%              100%          109.02%
          3-Apr-95           92.45%               93%          109.27%
          4-Apr-95           90.57%               93%          110.01%
          5-Apr-95           90.57%               94%          110.08%
          6-Apr-95           92.45%               93%          110.19%
          7-Apr-95           88.68%               93%          110.27%
         10-Apr-95           88.68%               93%          110.39%
         11-Apr-95           90.57%               94%          110.07%
         12-Apr-95           88.68%               94%          110.43%
         13-Apr-95           88.68%               94%          110.88%
         14-Apr-95           88.68%               94%          110.88%
         17-Apr-95           88.68%               95%          110.20%
         18-Apr-95           88.68%               95%          110.04%
         19-Apr-95           92.45%               96%          109.94%
         20-Apr-95           92.45%               96%          110.02%
         21-Apr-95           92.45%               96%          110.72%
         24-Apr-95           90.57%               98%          111.68%
         25-Apr-95           90.57%               99%          111.50%
         26-Apr-95           96.23%              100%          111.62%
         27-Apr-95           94.34%              101%          111.82%
         28-Apr-95           96.23%              101%          112.07%
          1-May-95           94.34%              101%          111.97%
          2-May-95           90.57%              103%          112.10%
          3-May-95           90.57%              103%          113.33%
          4-May-95           90.57%              103%          113.34%
          5-May-95           90.57%              103%          113.25%
          8-May-95           92.45%               95%          114.09%
          9-May-95           88.68%               97%          114.00%
         10-May-95           90.57%               99%          114.17%
         11-May-95           89.62%               99%          114.17%
         12-May-95           90.57%               99%          114.43%
         15-May-95           88.68%              100%          114.91%
         16-May-95           90.57%              100%          115.01%
         17-May-95           90.57%               98%          114.76%
         18-May-95           92.45%               95%          113.13%
         19-May-95           91.51%               95%          113.05%
         22-May-95           88.68%               95%          114.02%
         23-May-95           88.68%               93%          115.09%
         24-May-95           92.45%               97%          115.10%
         25-May-95           90.57%               97%          115.09%
         26-May-95           90.57%               97%          114.02%
         29-May-95           90.57%               97%          114.02%
         30-May-95           88.68%              103%          114.00%
         31-May-95           88.68%              104%          116.14%
          1-Jun-95           86.79%              106%          116.16%
          2-Jun-95           86.79%              106%          115.95%
          5-Jun-95           86.79%              106%          116.62%
          6-Jun-95           86.79%              108%          116.61%
          7-Jun-95           88.68%              109%          116.08%
          8-Jun-95           90.57%              110%          115.91%
          9-Jun-95           89.62%              110%          114.95%
         12-Jun-95           90.57%              106%          115.59%
         13-Jun-95           92.45%              106%          116.72%
         14-Jun-95           90.57%              108%          116.81%
         15-Jun-95           90.57%              107%          116.95%
         16-Jun-95           90.57%              107%          117.54%
         19-Jun-95           98.11%              108%          118.71%
         20-Jun-95           98.11%              110%          118.66%
         21-Jun-95          102.83%              111%          118.44%
         22-Jun-95          100.94%              110%          119.99%
         23-Jun-95          100.00%              110%          119.69%
         26-Jun-95          100.00%              108%          118.48%
         27-Jun-95          100.94%              108%          118.11%
         28-Jun-95           98.11%              110%          118.61%
         29-Jun-95          100.00%              109%          118.42%
         30-Jun-95          100.00%              109%          118.61%
          3-Jul-95          100.94%              109%          119.12%
          4-Jul-95          100.94%              108%          119.12%
          5-Jul-95          100.00%              108%          119.16%
          6-Jul-95          100.94%              107%          120.62%
          7-Jul-95          101.89%              107%          121.14%
         10-Jul-95          103.77%              105%          121.32%
         11-Jul-95          106.60%              106%          120.80%
         12-Jul-95          106.60%              106%          122.13%
         13-Jul-95          105.66%              106%          122.15%
         14-Jul-95          106.60%              106%          121.91%
         17-Jul-95          107.55%              104%          122.52%
         18-Jul-95          105.66%              103%          121.60%
         19-Jul-95          103.77%              101%          119.97%
         20-Jul-95          103.77%              100%          120.53%
         21-Jul-95          101.89%              100%          120.54%
         24-Jul-95          103.77%              101%          121.20%
         25-Jul-95          103.77%              102%          122.17%
         26-Jul-95          101.89%              102%          122.28%
         27-Jul-95          103.77%              102%          123.07%
         28-Jul-95          103.77%              102%          122.57%
         31-Jul-95          103.77%              105%          122.38%
          1-Aug-95          101.89%              105%          121.85%
          2-Aug-95          101.89%              105%          121.67%
          3-Aug-95          100.00%              106%          121.66%
          4-Aug-95          100.00%              106%          121.70%
          7-Aug-95          101.89%              107%          121.94%
          8-Aug-95          101.89%              109%          122.02%
          9-Aug-95          101.89%              108%          121.87%
         10-Aug-95          100.00%              109%          121.38%
         11-Aug-95          103.77%              109%          120.87%
         14-Aug-95          100.94%              112%          121.88%
         15-Aug-95          100.00%              113%          121.62%
         16-Aug-95          100.00%              114%          121.93%
         17-Aug-95          100.00%              115%          121.72%
         18-Aug-95          101.89%              115%          121.76%
         21-Aug-95          103.77%              126%          121.52%
         22-Aug-95          100.94%              121%          121.83%
         23-Aug-95          100.94%              123%          121.31%
         24-Aug-95          101.89%              121%          121.38%
         25-Aug-95          101.89%              121%          121.95%
         28-Aug-95          101.89%              120%          121.73%
         29-Aug-95          101.89%              120%          121.93%
         30-Aug-95          100.00%              121%          122.13%
         31-Aug-95          100.94%              121%          122.34%
          1-Sep-95           98.11%              121%          122.77%
          4-Sep-95           98.11%              121%          122.77%
          5-Sep-95           96.23%              126%          123.93%
          6-Sep-95           96.23%              129%          124.15%
          7-Sep-95           95.28%              129%          124.17%
          8-Sep-95           96.23%              129%          124.69%
         11-Sep-95           97.17%              125%          124.96%
         12-Sep-95           96.23%              122%          125.53%
         13-Sep-95           94.34%              119%          126.02%
         14-Sep-95           93.40%              121%          127.07%
         15-Sep-95           94.34%              121%          127.02%
         18-Sep-95           94.34%              125%          126.89%
         19-Sep-95           94.34%              125%          127.20%
         20-Sep-95           96.23%              123%          127.76%
         21-Sep-95           93.40%              123%          126.94%
         22-Sep-95           94.34%              123%          126.66%
         25-Sep-95           95.28%              123%          126.68%
         26-Sep-95           94.34%              123%          126.59%
         27-Sep-95           94.34%              123%          126.51%
         28-Sep-95           88.68%              120%          127.57%
         29-Sep-95           86.79%              120%          127.25%
          2-Oct-95           84.91%              120%          126.66%
          3-Oct-95           86.79%              119%          126.80%
          4-Oct-95           84.91%              119%          126.61%
          5-Oct-95           86.79%              118%          126.86%
          6-Oct-95           86.79%              118%          126.83%
          9-Oct-95           86.79%              118%          125.93%
         10-Oct-95           86.79%              113%          125.75%
         11-Oct-95           85.85%              112%          126.17%
         12-Oct-95           86.79%              113%          126.96%
         13-Oct-95           86.79%              113%          127.27%
         16-Oct-95           85.85%              113%          126.95%
         17-Oct-95           84.91%              112%          127.76%
         18-Oct-95           83.96%              110%          127.91%
         19-Oct-95           83.02%              110%          128.61%
         20-Oct-95           83.02%              110%          127.91%
         23-Oct-95           81.13%              109%          127.39%
         24-Oct-95           81.13%              112%          127.71%
         25-Oct-95           86.79%              115%          126.83%
         26-Oct-95           84.91%              115%          125.57%
         27-Oct-95           85.85%              115%          126.22%
         30-Oct-95           84.91%              113%          127.00%
         31-Oct-95           84.91%              113%          126.61%
          1-Nov-95           83.96%              113%          127.21%
          2-Nov-95           83.96%              111%          128.40%
          3-Nov-95           84.91%              111%          128.59%
          6-Nov-95           92.45%              110%          128.13%
          7-Nov-95           88.68%              112%          127.66%
          8-Nov-95           88.68%              109%          128.84%
          9-Nov-95           90.57%              110%          129.17%
         10-Nov-95           90.57%              110%          129.06%
         13-Nov-95           86.79%              110%          128.97%
         14-Nov-95           85.85%              110%          128.31%
         15-Nov-95           83.02%              109%          129.33%
         16-Nov-95           83.02%              111%          130.06%
         17-Nov-95           83.02%              111%          130.66%
         20-Nov-95           81.13%              111%          129.96%
         21-Nov-95           79.25%              116%          130.69%
         22-Nov-95           81.13%              116%          130.29%
         23-Nov-95           81.13%              116%          130.29%
         24-Nov-95           79.25%              116%          130.64%
         27-Nov-95           81.13%              121%          130.93%
         28-Nov-95           81.13%              122%          132.05%
         29-Nov-95           83.02%              120%          132.31%
         30-Nov-95           84.91%              120%          131.81%
          1-Dec-95           83.02%              120%          132.16%
          4-Dec-95           83.02%              121%          133.62%
          5-Dec-95           81.13%              120%          134.49%
          6-Dec-95           83.96%              120%          135.04%
          7-Dec-95           83.02%              119%          134.16%
          8-Dec-95           83.02%              119%          134.45%
         11-Dec-95           83.02%              122%          134.89%
         12-Dec-95           83.02%              123%          134.73%
         13-Dec-95           81.13%              123%          135.36%
         14-Dec-95           83.96%              126%          134.33%
         15-Dec-95           83.02%              126%          134.20%
         18-Dec-95           83.02%              131%          132.12%
         19-Dec-95           79.25%              129%          133.24%
         20-Dec-95           79.25%              129%          131.94%
         21-Dec-95           81.13%              134%          132.93%
         22-Dec-95           83.02%              134%          133.25%
         25-Dec-95           83.02%              134%          133.25%
         26-Dec-95           79.25%              139%          133.76%
         27-Dec-95           82.08%              138%          133.81%
         28-Dec-95           79.25%              134%          133.72%
         29-Dec-95           79.25%              134%          134.11%
          1-Jan-96           79.25%              134%          134.11%
          2-Jan-96           77.36%              137%          135.16%
          3-Jan-96           77.36%              136%          135.28%
          4-Jan-96           79.25%              136%          134.50%
          5-Jan-96           80.19%              136%          134.28%
          8-Jan-96           79.25%              133%          134.66%
          9-Jan-96           78.30%              132%          132.70%
         10-Jan-96           77.36%              131%          130.31%
         11-Jan-96           78.30%              132%          131.23%
         12-Jan-96           78.30%              132%          131.04%
         15-Jan-96           77.36%              133%          130.60%
         16-Jan-96           77.36%              133%          132.48%
         17-Jan-96           81.13%              135%          132.03%
         18-Jan-96           82.08%              136%          132.44%
         19-Jan-96           83.02%              136%          133.22%
         22-Jan-96           83.02%              139%          133.56%
         23-Jan-96           84.91%              141%          133.43%
         24-Jan-96           92.45%              139%          134.99%
         25-Jan-96           96.23%              141%          134.35%
         26-Jan-96           95.28%              141%          135.35%
         29-Jan-96           98.11%              143%          135.92%
         30-Jan-96           98.11%              140%          137.21%
         31-Jan-96           99.06%              141%          138.48%
          1-Feb-96          105.66%              142%          139.02%
          2-Feb-96          107.55%              142%          138.45%
          5-Feb-96          107.55%              140%          139.66%
          6-Feb-96          105.66%              139%          140.73%
          7-Feb-96          100.00%              139%          141.51%
          8-Feb-96          100.00%              132%          142.85%
          9-Feb-96           98.11%              132%          142.92%
         12-Feb-96          100.00%              131%          144.02%
         13-Feb-96           99.06%              132%          143.82%
         14-Feb-96          100.00%              130%          142.74%
         15-Feb-96           98.11%              133%          141.82%
         16-Feb-96           98.11%              132%          141.09%
         19-Feb-96           98.11%              132%          141.09%
         20-Feb-96          101.89%              132%          139.49%
         21-Feb-96          102.83%              132%          141.12%
         22-Feb-96          100.94%              134%          143.46%
         23-Feb-96          101.42%              134%          143.51%
         26-Feb-96           98.11%              135%          141.63%
         27-Feb-96          101.89%              135%          140.93%
         28-Feb-96          100.00%              133%          140.39%
         29-Feb-96          100.00%              135%          139.45%
          1-Mar-96           99.06%              135%          140.30%
          4-Mar-96           97.17%              133%          141.71%
          5-Mar-96           96.23%              133%          142.79%
          6-Mar-96           92.45%              130%          141.96%
          7-Mar-96           90.57%              131%          142.32%
          8-Mar-96           88.68%              131%          137.94%
         11-Mar-96           94.34%              129%          139.36%
         12-Mar-96           88.68%              130%          138.72%
         13-Mar-96           88.68%              128%          139.04%
         14-Mar-96           84.91%              127%          139.54%
         15-Mar-96           84.91%              127%          139.66%
         18-Mar-96           86.79%              124%          142.11%
         19-Mar-96           86.79%              128%          141.90%
         20-Mar-96           88.68%              127%          141.52%
         21-Mar-96           88.68%              126%          141.35%
         22-Mar-96           86.79%              126%          141.66%
         25-Mar-96           83.96%              126%          141.54%
         26-Mar-96           86.79%              127%          142.18%
         27-Mar-96           88.68%              127%          141.29%
         28-Mar-96           86.79%              128%          141.30%
         29-Mar-96           86.79%              128%          140.55%
          1-Apr-96           86.79%              128%          142.34%
          2-Apr-96           85.85%              128%          142.67%
          3-Apr-96           84.91%              128%          142.81%
          4-Apr-96           84.91%              128%          142.80%
          5-Apr-96           84.91%              128%          142.80%
          8-Apr-96           81.13%              122%          140.27%
          9-Apr-96           81.13%              122%          139.83%
         10-Apr-96           83.02%              122%          137.94%
         11-Apr-96           83.02%              121%          137.43%
         12-Apr-96           81.13%              121%          138.64%
         15-Apr-96           82.08%              119%          139.89%
         16-Apr-96           79.25%              120%          140.44%
         17-Apr-96           83.02%              122%          139.70%
         18-Apr-96           83.02%              121%          140.14%
         19-Apr-96           82.08%              121%          140.46%
         22-Apr-96           83.02%              120%          141.07%
         23-Apr-96           83.96%              120%          141.87%
         24-Apr-96           83.02%              120%          141.57%
         25-Apr-96           84.91%              124%          142.15%
         26-Apr-96           88.68%              124%          142.28%
         29-Apr-96           89.62%              127%          142.43%
         30-Apr-96           88.68%              128%          142.44%
          1-May-96           86.79%              129%          142.53%
          2-May-96           82.08%              134%          140.09%
          3-May-96           80.19%              134%          139.71%
          6-May-96           83.02%              133%          139.53%
          7-May-96           82.08%              132%          138.97%
          8-May-96           83.96%              128%          140.39%
          9-May-96           83.02%              126%          140.54%
         10-May-96           86.79%              126%          141.98%
         13-May-96           88.68%              127%          144.04%
         14-May-96           89.62%              129%          144.93%
         15-May-96           89.62%              126%          144.89%
         16-May-96           86.79%              122%          144.76%
         17-May-96           86.79%              122%          145.65%
         20-May-96           86.79%              126%          146.57%
         21-May-96           80.19%              125%          146.48%
         22-May-96           81.13%              123%          147.72%
         23-May-96           80.19%              123%          147.19%
         24-May-96           80.19%              123%          147.74%
         27-May-96           80.19%              123%          147.74%
         28-May-96           80.19%              130%          146.37%
         29-May-96           80.19%              130%          145.43%
         30-May-96           82.08%              123%          146.25%
         31-May-96           83.02%              123%          145.69%
          3-Jun-96           81.13%              129%          145.38%
          4-Jun-96           79.25%              128%          146.44%
          5-Jun-96           81.13%              131%          147.72%
          6-Jun-96           80.19%              133%          146.54%
          7-Jun-96           80.19%              133%          146.60%
         10-Jun-96           81.13%              129%          146.35%
         11-Jun-96           79.25%              130%          146.09%
         12-Jun-96           79.25%              127%          145.67%
         13-Jun-96           78.30%              126%          145.43%
         14-Jun-96           78.30%              126%          144.98%
         17-Jun-96           77.36%              126%          144.83%
         18-Jun-96           76.42%              123%          144.15%
         19-Jun-96           75.47%              123%          144.13%
         20-Jun-96           72.64%              124%          144.16%
         21-Jun-96           73.58%              124%          145.20%
         24-Jun-96           73.58%              123%          145.63%
         25-Jun-96           70.75%              121%          145.55%
         26-Jun-96           74.53%              119%          144.66%
         27-Jun-96           69.81%              117%          145.57%
         28-Jun-96           75.47%              117%          146.02%
          1-Jul-96           69.81%              118%          147.16%
          2-Jul-96           69.81%              122%          146.67%
          3-Jul-96           71.70%              122%          146.41%
          4-Jul-96           71.70%              122%          146.41%
          5-Jul-96           73.58%              120%          143.15%
          8-Jul-96           70.75%              117%          142.08%
          9-Jul-96           72.64%              117%          142.56%
         10-Jul-96           75.47%              117%          142.85%
         11-Jul-96           71.70%              115%          140.59%
         12-Jul-96           72.64%              115%          140.70%
         15-Jul-96           69.81%              116%          137.13%
         16-Jul-96           66.04%              106%          136.82%
         17-Jul-96           66.04%              106%          138.06%
         18-Jul-96           69.81%              111%          140.13%
         19-Jul-96           66.98%              111%          139.08%
         22-Jul-96           67.92%              108%          138.00%
         23-Jul-96           67.92%              110%          136.49%
         24-Jul-96           66.04%              109%          136.44%
         25-Jul-96           71.70%              109%          137.43%
         26-Jul-96           71.70%              109%          138.46%
         29-Jul-96           71.70%              110%          137.37%
         30-Jul-96           69.81%              109%          138.32%
         31-Jul-96           69.81%              109%          139.34%
          1-Aug-96           71.70%              110%          141.53%
          2-Aug-96           69.81%              110%          144.25%
          5-Aug-96           70.75%              115%          143.76%
          6-Aug-96           73.58%              117%          144.22%
          7-Aug-96           71.70%              117%          144.61%
          8-Aug-96           71.70%              119%          144.27%
          9-Aug-96           71.70%              119%          144.16%
         12-Aug-96           72.64%              115%          144.96%
         13-Aug-96           71.70%              115%          143.75%
         14-Aug-96           75.47%              119%          144.15%
         15-Aug-96           77.36%              119%          144.20%
         16-Aug-96           77.36%              119%          144.84%
         19-Aug-96           73.58%              118%          145.14%
         20-Aug-96           72.64%              119%          144.95%
         21-Aug-96           73.58%              118%          144.81%
         22-Aug-96           71.70%              120%          146.03%
         23-Aug-96           69.81%              120%          145.24%
         26-Aug-96           69.81%              119%          144.55%
         27-Aug-96           73.58%              118%          145.10%
         28-Aug-96           71.70%              120%          144.75%
         29-Aug-96           70.75%              118%          143.14%
         30-Aug-96           69.81%              118%          141.96%
          2-Sep-96           69.81%              118%          141.96%
          3-Sep-96           71.70%              115%          142.56%
          4-Sep-96           71.70%              117%          142.75%
          5-Sep-96           69.81%              116%          141.41%
          6-Sep-96           71.70%              116%          142.77%
          9-Sep-96           73.58%              119%          144.53%
         10-Sep-96           71.70%              120%          144.54%
         11-Sep-96           71.70%              118%          145.29%
         12-Sep-96           70.75%              120%          146.13%
         13-Sep-96           70.75%              120%          148.18%
         16-Sep-96           73.58%              123%          148.93%
         17-Sep-96           73.58%              123%          148.70%
         18-Sep-96           69.81%              123%          148.38%
         19-Sep-96           71.70%              121%          148.71%
         20-Sep-96           71.70%              121%          149.59%
         23-Sep-96           73.58%              121%          149.47%
         24-Sep-96           73.58%              125%          149.28%
         25-Sep-96           73.58%              127%          149.33%
         26-Sep-96           71.70%              123%          149.34%
         27-Sep-96           71.70%              123%          149.41%
         30-Sep-96           71.70%              123%          149.65%
          1-Oct-96           71.70%              121%          150.04%
          2-Oct-96           69.81%              122%          151.11%
          3-Oct-96           69.81%              122%          150.84%
          4-Oct-96           71.70%              122%          152.73%
          7-Oct-96           69.81%              123%          153.14%
          8-Oct-96           71.70%              121%          152.56%
          9-Oct-96           72.64%              120%          151.71%
         10-Oct-96           73.58%              117%          151.24%
         11-Oct-96           74.53%              117%          152.56%
         14-Oct-96           74.53%              115%          153.19%
         15-Oct-96           77.36%              120%          152.98%
         16-Oct-96           76.42%              120%          153.38%
         17-Oct-96           76.42%              126%          153.94%
         18-Oct-96           75.47%              126%          154.77%
         21-Oct-96           73.58%              128%          154.56%
         22-Oct-96           71.70%              126%          153.85%
         23-Oct-96           72.64%              125%          154.00%
         24-Oct-96           72.64%              126%          152.91%
         25-Oct-96           73.58%              126%          152.62%
         28-Oct-96           75.47%              123%          151.82%
         29-Oct-96           75.47%              121%          152.74%
         30-Oct-96           71.70%              121%          152.61%
         31-Oct-96           71.70%              122%          153.56%
          1-Nov-96           72.64%              122%          153.24%
          4-Nov-96           71.70%              122%          153.88%
          5-Nov-96           70.75%              121%          155.49%
          6-Nov-96           70.75%              121%          157.77%
          7-Nov-96           71.70%              123%          158.44%
          8-Nov-96           71.70%              123%          159.13%
         11-Nov-96           70.75%              124%          159.36%
         12-Nov-96           71.70%              125%          158.85%
         13-Nov-96           72.64%              125%          159.19%
         14-Nov-96           72.64%              126%          160.23%
         15-Nov-96           71.70%              126%          160.61%
         18-Nov-96           71.70%              124%          160.48%
         19-Nov-96           72.64%              124%          161.60%
         20-Nov-96           72.64%              125%          161.99%
         21-Nov-96           70.75%              126%          161.72%
         22-Nov-96           73.58%              126%          163.03%
         25-Nov-96           70.75%              123%          164.83%
         26-Nov-96           71.70%              122%          164.60%
         27-Nov-96           71.70%              121%          164.39%
         28-Nov-96           71.70%              121%          164.39%
         29-Nov-96           73.58%              122%          164.83%
          2-Dec-96           71.70%              121%          164.73%
          3-Dec-96           70.75%              121%          162.93%
          4-Dec-96           68.87%              121%          162.24%
          5-Dec-96           70.75%              121%          162.08%
          6-Dec-96           71.70%              121%          161.04%
          9-Dec-96           69.81%              121%          163.25%
         10-Dec-96           69.81%              123%          162.77%
         11-Dec-96           71.70%              121%          161.28%
         12-Dec-96           69.81%              121%          158.80%
         13-Dec-96           71.70%              121%          158.65%
         16-Dec-96           69.81%              120%          156.98%
         17-Dec-96           68.87%              121%          158.09%
         18-Dec-96           69.81%              122%          159.28%
         19-Dec-96           70.75%              123%          162.38%
         20-Dec-96           73.58%              123%          163.06%
         23-Dec-96           73.58%              123%          162.63%
         24-Dec-96           73.58%              124%          163.53%
         25-Dec-96           73.58%              124%          163.53%
         26-Dec-96           72.64%              126%          164.57%
         27-Dec-96           71.70%              126%          164.78%
         30-Dec-96           71.70%              126%          164.14%
         31-Dec-96           72.64%              122%          161.29%
          1-Jan-97           72.64%              122%          161.29%
          2-Jan-97           74.53%              122%          160.47%
          3-Jan-97           73.58%              122%          162.87%
          6-Jan-97           75.47%              124%          162.79%
          7-Jan-97           73.58%              131%          164.01%
          8-Jan-97           75.47%              132%          162.96%
          9-Jan-97           75.47%              130%          164.36%
         10-Jan-97           73.58%              129%          165.37%
         13-Jan-97           77.36%              136%          165.37%
         14-Jan-97           77.36%              136%          167.41%
         15-Jan-97           83.02%              140%          167.05%
         16-Jan-97           81.13%              144%          167.60%
         17-Jan-97           79.25%              144%          169.00%
         20-Jan-97           81.13%              144%          169.12%
         21-Jan-97           83.02%              143%          170.43%
         22-Jan-97           82.08%              143%          171.19%
         23-Jan-97           81.13%              143%          169.30%
         24-Jan-97           83.02%              143%          167.77%
         27-Jan-97           82.08%              139%          166.57%
         28-Jan-97           81.13%              136%          166.57%
         29-Jan-97           79.25%              138%          168.20%
         30-Jan-97           78.30%              138%          170.74%
         31-Jan-97           81.13%              139%          171.18%
          3-Feb-97           81.13%              148%          171.30%
          4-Feb-97           86.79%              147%          171.85%
          5-Feb-97           86.79%              152%          169.46%
          6-Feb-97           86.79%              151%          169.87%
          7-Feb-97           85.85%              151%          171.92%
         10-Feb-97           84.91%              156%          171.02%
         11-Feb-97           85.85%              155%          171.92%
         12-Feb-97           84.91%              152%          174.79%
         13-Feb-97           83.96%              150%          176.76%
         14-Feb-97           83.02%              150%          176.04%
         17-Feb-97           83.02%              150%          176.04%
         18-Feb-97           84.91%              154%          177.74%
         19-Feb-97           86.79%              151%          176.91%
         20-Feb-97           86.79%              151%          174.80%
         21-Feb-97           84.91%              151%          174.57%
         24-Feb-97           84.91%              144%          176.43%
         25-Feb-97           84.91%              142%          176.82%
         26-Feb-97           84.91%              141%          175.43%
         27-Feb-97           84.91%              139%          173.12%
         28-Feb-97           84.91%              139%          172.19%
          3-Mar-97           83.02%              135%          173.17%
          4-Mar-97           81.13%              139%          172.22%
          5-Mar-97           80.19%              138%          174.62%
          6-Mar-97           81.13%              140%          173.88%
          7-Mar-97           81.13%              140%          175.27%
         10-Mar-97           82.08%              135%          177.16%
         11-Mar-97           79.25%              135%          176.66%
         12-Mar-97           75.47%              133%          175.12%
         13-Mar-97           77.36%              133%          171.92%
         14-Mar-97           77.36%              133%          172.70%
         17-Mar-97           75.47%              134%          173.26%
         18-Mar-97           75.47%              131%          171.94%
         19-Mar-97           75.47%              130%          171.09%
         20-Mar-97           75.47%              129%          170.41%
         21-Mar-97           75.47%              129%          170.73%
         24-Mar-97           75.47%              127%          172.21%
         25-Mar-97           75.47%              128%          171.81%
         26-Mar-97           75.47%              127%          172.12%
         27-Mar-97           75.47%              127%          168.50%
         28-Mar-97           75.47%              127%          168.50%
         31-Mar-97           77.36%              133%          164.85%
          1-Apr-97           77.36%              132%          165.40%
          2-Apr-97           75.47%              135%          163.33%
          3-Apr-97           75.47%              134%          163.37%
          4-Apr-97           75.47%              134%          165.02%
          7-Apr-97           75.47%              135%          165.94%
          8-Apr-97           75.47%              137%          166.81%
          9-Apr-97           75.47%              135%          165.61%
         10-Apr-97           75.47%              134%          165.12%
         11-Apr-97           75.47%              134%          160.61%
         14-Apr-97           77.36%              130%          161.94%
         15-Apr-97           75.47%              132%          164.33%
         16-Apr-97           75.47%              133%          166.25%
         17-Apr-97           75.47%              133%          165.87%
         18-Apr-97           76.42%              133%          166.86%
         21-Apr-97           77.36%              133%          165.56%
         22-Apr-97           75.47%              133%          168.66%
         23-Apr-97           75.47%              130%          168.45%
         24-Apr-97           73.58%              129%          167.91%
         25-Apr-97           75.47%              129%          166.65%
         28-Apr-97           74.53%              129%          168.30%
         29-Apr-97           73.58%              126%          172.89%
         30-Apr-97           75.47%              128%          174.48%
          1-May-97           73.58%              128%          173.87%
          2-May-97           77.36%              128%          177.01%
          5-May-97           72.64%              131%          180.77%
          6-May-97           71.70%              130%          180.23%
          7-May-97           73.58%              128%          177.59%
          8-May-97           71.70%              128%          178.60%
          9-May-97           71.70%              128%          179.58%
         12-May-97           73.58%              128%          182.39%
         13-May-97           71.70%              132%          181.40%
         14-May-97           71.70%              132%          182.04%
         15-May-97           75.47%              132%          183.31%
         16-May-97           79.25%              132%          180.67%
         19-May-97           77.36%              131%          181.43%
         20-May-97           75.47%              131%          183.26%
         21-May-97           74.53%              134%          182.76%
         22-May-97           73.58%              133%          181.95%
         23-May-97           75.47%              133%          184.43%
         26-May-97           75.47%              133%          184.43%
         27-May-97           75.47%              136%          185.01%
         28-May-97           79.25%              133%          184.47%
         29-May-97           76.42%              132%          183.79%
         30-May-97           79.25%              132%          184.70%
          2-Jun-97           81.13%              133%          184.28%
          3-Jun-97           79.25%              137%          184.09%
          4-Jun-97           79.25%              136%          182.92%
          5-Jun-97           79.25%              137%          183.65%
          6-Jun-97           81.13%              137%          186.82%
          9-Jun-97           82.08%              140%          187.89%
         10-Jun-97           84.91%              140%          188.40%
         11-Jun-97           86.79%              140%          189.34%
         12-Jun-97           84.91%              141%          192.37%
         13-Jun-97           86.79%              141%          194.50%
         16-Jun-97           86.79%              143%          194.63%
         17-Jun-97           86.79%              141%          194.75%
         18-Jun-97           84.91%              144%          193.58%
         19-Jun-97           86.79%              145%          195.53%
         20-Jun-97           86.79%              145%          195.68%
         23-Jun-97           92.45%              150%          191.31%
         24-Jun-97           92.45%              145%          195.17%
         25-Jun-97           92.45%              144%          193.57%
         26-Jun-97           88.68%              141%          192.41%
         27-Jun-97           89.62%              141%          193.20%
         30-Jun-97           90.57%              140%          192.73%
          1-Jul-97           88.68%              140%          194.01%
          2-Jul-97           88.68%              142%          196.84%
          3-Jul-97           88.68%              139%          199.65%
          4-Jul-97           88.68%              139%          199.65%
          7-Jul-97           89.62%              146%          198.62%
          8-Jul-97           88.68%              146%          200.05%
          9-Jul-97           89.62%              151%          197.60%
         10-Jul-97           87.74%              152%          198.96%
         11-Jul-97           84.91%              152%          199.60%
         14-Jul-97           83.96%              155%          199.97%
         15-Jul-97           84.91%              153%          201.57%
         16-Jul-97           84.91%              152%          203.93%
         17-Jul-97           84.91%              157%          202.85%
         18-Jul-97           86.79%              157%          199.29%
         21-Jul-97           86.79%              171%          198.78%
         22-Jul-97           86.79%              168%          203.36%
         23-Jul-97           84.91%              164%          203.92%
         24-Jul-97           84.91%              164%          204.74%
         25-Jul-97           84.91%              164%          204.41%
         28-Jul-97           88.68%              164%          203.90%
         29-Jul-97           88.68%              164%          205.17%
         30-Jul-97           85.85%              174%          207.35%
         31-Jul-97           85.85%              176%          207.78%
          1-Aug-97           86.79%              176%          206.23%
          4-Aug-97           86.79%              175%          206.92%
          5-Aug-97           89.62%              169%          207.37%
          6-Aug-97           90.57%              171%          209.10%
          7-Aug-97           90.57%              168%          207.11%
          8-Aug-97           90.57%              168%          203.27%
         11-Aug-97           88.68%              164%          204.02%
         12-Aug-97           88.68%              164%          201.74%
         13-Aug-97           94.34%              162%          200.76%
         14-Aug-97           92.45%              161%          201.36%
         15-Aug-97           90.57%              161%          196.14%
         18-Aug-97           89.62%              161%          198.68%
         19-Aug-97           90.57%              162%          201.63%
         20-Aug-97           89.62%              165%          204.53%
         21-Aug-97           89.62%              166%          201.42%
         22-Aug-97           86.79%              166%          201.09%
         25-Aug-97           88.68%              167%          200.35%
         26-Aug-97           86.79%              165%          198.80%
         27-Aug-97           86.79%              165%          198.95%
         28-Aug-97           87.74%              165%          196.76%
         29-Aug-97           88.68%              165%          195.85%
          1-Sep-97           88.68%              165%          195.85%
          2-Sep-97           84.91%              169%          201.97%
          3-Sep-97           84.91%              167%          202.03%
          4-Sep-97           85.85%              164%          202.68%
          5-Sep-97           83.02%              164%          202.29%
          8-Sep-97           83.02%              164%          202.76%
          9-Sep-97           81.13%              166%          203.28%
         10-Sep-97           82.08%              164%          200.11%
         11-Sep-97           81.13%              162%          198.70%
         12-Sep-97           82.08%              162%          201.17%
         15-Sep-97           83.02%              162%          200.27%
         16-Sep-97           82.08%              162%          205.90%
         17-Sep-97           83.02%              160%          205.33%
         18-Sep-97           83.02%              156%          206.26%
         19-Sep-97           83.02%              156%          206.96%
         22-Sep-97           84.91%              157%          208.03%
         23-Sep-97           83.02%              159%          207.27%
         24-Sep-97           82.08%              159%          205.65%
         25-Sep-97           82.08%              159%          204.22%
         26-Sep-97           83.02%              159%          205.81%
         29-Sep-97           83.02%              163%          207.58%
         30-Sep-97           83.96%              161%          206.26%
          1-Oct-97           83.02%              161%          208.03%
          2-Oct-97           83.96%              161%          209.13%
          3-Oct-97           83.02%              161%          210.12%
          6-Oct-97           83.96%              167%          211.79%
          7-Oct-97           83.02%              168%          214.06%
          8-Oct-97           83.02%              174%          212.04%
          9-Oct-97           83.96%              174%          211.34%
         10-Oct-97           83.02%              174%          210.55%
         13-Oct-97           83.02%              174%          210.79%
         14-Oct-97           83.96%              178%          211.27%
         15-Oct-97           83.96%              178%          210.27%
         16-Oct-97           83.02%              178%          207.99%
         17-Oct-97           86.79%              178%          205.58%
         20-Oct-97           84.91%              183%          208.07%
         21-Oct-97           83.02%              182%          211.70%
         22-Oct-97           84.91%              182%          210.88%
         23-Oct-97           84.91%              182%          207.00%
         24-Oct-97           84.91%              182%          205.03%
         27-Oct-97           82.08%              172%          190.95%
         28-Oct-97           79.25%              155%          200.72%
         29-Oct-97           81.13%              167%          200.13%
         30-Oct-97           79.25%              161%          196.76%
         31-Oct-97           79.25%              161%          199.15%
          3-Nov-97           77.36%              168%          204.45%
          4-Nov-97           79.25%              168%          204.84%
          5-Nov-97           79.25%              167%          205.27%
          6-Nov-97           76.42%              167%          204.24%
          7-Nov-97           77.36%              167%          201.95%
         10-Nov-97           77.36%              161%          200.56%
         11-Nov-97           80.66%              160%          201.12%
         12-Nov-97           75.47%              155%          197.26%
         13-Nov-97           75.47%              156%          199.59%
         14-Nov-97           77.36%              156%          202.14%
         17-Nov-97           77.36%              165%          206.02%
         18-Nov-97           75.47%              165%          204.29%
         19-Nov-97           73.58%              165%          205.67%
         20-Nov-97           75.47%              169%          208.81%
         21-Nov-97           75.47%              169%          209.70%
         24-Nov-97           75.47%              168%          206.12%
         25-Nov-97           74.53%              168%          207.03%
         26-Nov-97           74.53%              168%          207.21%
         27-Nov-97           74.53%              168%          207.21%
         28-Nov-97           75.47%              169%          208.03%
          1-Dec-97           77.36%              173%          212.24%
          2-Dec-97           75.47%              173%          211.57%
          3-Dec-97           73.58%              173%          212.68%
          4-Dec-97           73.58%              173%          211.88%
          5-Dec-97           73.58%              173%          214.21%
          8-Dec-97           73.58%              174%          213.90%
          9-Dec-97           75.47%              175%          212.46%
         10-Dec-97           74.53%              173%          211.16%
         11-Dec-97           74.53%              169%          207.93%
         12-Dec-97           74.53%              169%          207.59%
         15-Dec-97           74.53%              169%          209.77%
         16-Dec-97           74.53%              168%          210.78%
         17-Dec-97           74.53%              169%          210.23%
         18-Dec-97           73.58%              167%          208.00%
         19-Dec-97           74.53%              167%          206.15%
         22-Dec-97           74.53%              167%          207.66%
         23-Dec-97           75.47%              166%          204.48%
         24-Dec-97           71.70%              164%          203.08%
         25-Dec-97           71.70%              164%          203.08%
         26-Dec-97           71.70%              167%          203.90%
         29-Dec-97           73.58%              167%          207.58%
         30-Dec-97           75.47%              173%          211.39%
         31-Dec-97           77.36%              174%          211.30%
          1-Jan-98           77.36%              174%          211.30%
          2-Jan-98           76.42%              174%          212.30%
          5-Jan-98           83.02%              169%          212.74%
          6-Jan-98           84.91%              169%          210.46%
          7-Jan-98           84.91%              168%          209.90%
          8-Jan-98           83.02%              165%          208.17%
          9-Jan-98           77.36%              165%          201.99%
         12-Jan-98           77.36%              151%          204.50%
         13-Jan-98           79.25%              155%          207.31%
         14-Jan-98           79.25%              157%          208.58%
         15-Jan-98           78.30%              154%          207.01%
         16-Jan-98           77.36%              154%          209.36%
         19-Jan-98           77.36%              154%          209.36%
         20-Jan-98           79.25%              162%          213.08%
         21-Jan-98           75.47%              159%          211.38%
         22-Jan-98           75.47%              153%          209.69%
         23-Jan-98           74.53%              153%          208.50%
         26-Jan-98           75.47%              149%          208.36%
         27-Jan-98           74.53%              150%          210.99%
         28-Jan-98           75.47%              150%          212.83%
         29-Jan-98           74.53%              151%          214.58%
         30-Jan-98           75.47%              150%          213.44%
          2-Feb-98           77.36%              154%          218.01%
          3-Feb-98           74.53%              154%          219.04%
          4-Feb-98           75.47%              154%          219.24%
          5-Feb-98           73.58%              155%          218.51%
          6-Feb-98           75.47%              154%          220.45%
          9-Feb-98           73.58%              152%          220.08%
         10-Feb-98           73.58%              150%          221.88%
         11-Feb-98           73.58%              150%          222.09%
         12-Feb-98           75.94%              153%          222.99%
         13-Feb-98           76.42%              153%          222.11%
         16-Feb-98           76.42%              153%          222.11%
         17-Feb-98           72.64%              156%          222.69%
         18-Feb-98           73.58%              160%          224.72%
         19-Feb-98           74.53%              160%          223.89%
         20-Feb-98           75.47%              160%          225.19%
         23-Feb-98           74.53%              161%          226.04%
         24-Feb-98           74.53%              159%          224.39%
         25-Feb-98           75.47%              161%          227.08%
         26-Feb-98           74.53%              166%          228.33%
         27-Feb-98           75.47%              166%          228.48%
          2-Mar-98           74.53%              174%          228.12%
          3-Mar-98           75.47%              171%          229.06%
          4-Mar-98           75.47%              170%          228.04%
          5-Mar-98           73.58%              179%          225.36%
          6-Mar-98           73.58%              179%          229.86%
          9-Mar-98           74.53%              187%          229.13%
         10-Mar-98           73.58%              188%          231.73%
         11-Mar-98           74.53%              193%          232.65%
         12-Mar-98           72.64%              193%          232.96%
         13-Mar-98           73.58%              193%          232.68%
         16-Mar-98           72.64%              188%          235.00%
         17-Mar-98           72.64%              189%          235.25%
         18-Mar-98           72.64%              187%          236.36%
         19-Mar-98           72.64%              189%          237.28%
         20-Mar-98           73.58%              189%          239.33%
         23-Mar-98           73.58%              189%          238.54%
         24-Mar-98           77.36%              188%          240.74%
         25-Mar-98           75.47%              190%          239.93%
         26-Mar-98           78.30%              195%          239.68%
         27-Mar-98           81.13%              195%          238.52%
         30-Mar-98           81.13%              196%          238.11%
         31-Mar-98           85.85%              199%          239.89%
          1-Apr-98           85.85%              200%          241.29%
          2-Apr-98           84.91%              200%          243.87%
          3-Apr-98           84.91%              200%          244.45%
          6-Apr-98           86.79%              207%          244.17%
          7-Apr-98           84.91%              207%          241.59%
          8-Apr-98           84.91%              207%          239.87%
          9-Apr-98           85.85%              209%          241.83%
         10-Apr-98           85.85%              209%          241.83%
         13-Apr-98           84.91%              211%          241.62%
         14-Apr-98           83.96%              209%          242.94%
         15-Apr-98           83.96%              208%          243.72%
         16-Apr-98           85.85%              208%          241.29%
         17-Apr-98           84.91%              208%          244.46%
         20-Apr-98           83.96%              212%          244.66%
         21-Apr-98           83.96%              210%          245.32%
         22-Apr-98           83.96%              209%          246.16%
         23-Apr-98           83.02%              210%          243.77%
         24-Apr-98           83.02%              210%          241.23%
         27-Apr-98           83.02%              207%          236.58%
         28-Apr-98           83.02%              209%          236.27%
         29-Apr-98           83.02%              209%          238.34%
         30-Apr-98           83.96%              209%          242.07%
          1-May-98           83.02%              209%          244.08%
          4-May-98           84.91%              212%          244.32%
          5-May-98           83.96%              210%          242.89%
          6-May-98           84.91%              207%          240.58%
          7-May-98           83.02%              207%          238.45%
          8-May-98           83.02%              207%          241.28%
         11-May-98           83.02%              210%          240.96%
         12-May-98           83.02%              210%          242.95%
         13-May-98           83.02%              207%          243.62%
         14-May-98           83.96%              207%          243.29%
         15-May-98           83.02%              207%          241.41%
         18-May-98           83.96%              206%          240.78%
         19-May-98           84.91%              206%          241.58%
         20-May-98           83.02%              204%          243.66%
         21-May-98           83.02%              208%          242.70%
         22-May-98           83.02%              208%          241.79%
         25-May-98           83.02%              208%          241.79%
         26-May-98           81.13%              210%          238.21%
         27-May-98           81.13%              204%          237.82%
         28-May-98           83.96%              204%          238.99%
         29-May-98           83.96%              204%          237.51%
          1-Jun-98           84.91%              205%          237.55%
          2-Jun-98           83.02%              206%          238.03%
          3-Jun-98           83.02%              210%          235.75%
          4-Jun-98           81.13%              207%          238.38%
          5-Jun-98           81.13%              207%          242.53%
          8-Jun-98           82.08%              214%          242.93%
          9-Jun-98           80.19%              214%          243.52%
         10-Jun-98           82.08%              214%          242.18%
         11-Jun-98           80.19%              212%          238.33%
         12-Jun-98           80.19%              212%          239.26%
         15-Jun-98           77.36%              203%          234.50%
         16-Jun-98           77.36%              205%          236.81%
         17-Jun-98           77.36%              204%          241.06%
         18-Jun-98           77.36%              201%          240.90%
         19-Jun-98           77.36%              201%          239.65%
         22-Jun-98           77.36%              197%          240.22%
         23-Jun-98           77.36%              190%          243.75%
         24-Jun-98           78.30%              198%          246.67%
         25-Jun-98           77.36%              198%          245.89%
         26-Jun-98           78.30%              198%          246.74%
         29-Jun-98           81.13%              193%          247.89%
         30-Jun-98           81.13%              189%          246.88%
          1-Jul-98           83.02%              192%          250.08%
          2-Jul-98           83.02%              200%          249.62%
          3-Jul-98           83.02%              200%          249.62%
          6-Jul-98           82.08%              202%          251.99%
          7-Jul-98           83.02%              199%          251.41%
          8-Jul-98           83.02%              199%          253.96%
          9-Jul-98           82.08%              199%          252.26%
         10-Jul-98           83.02%              199%          253.52%
         13-Jul-98           83.02%              204%          253.70%
         14-Jul-98           83.96%              203%          256.40%
         15-Jul-98           81.13%              199%          255.80%
         16-Jul-98           84.91%              195%          257.80%
         17-Jul-98           83.96%              195%          258.40%
         20-Jul-98           83.96%              195%          257.82%
         21-Jul-98           83.02%              200%          253.68%
         22-Jul-98           83.02%              199%          253.46%
         23-Jul-98           83.02%              198%          248.17%
         24-Jul-98           83.96%              198%          248.39%
         27-Jul-98           81.13%              192%          249.80%
         28-Jul-98           81.13%              193%          246.09%
         29-Jul-98           82.08%              192%          245.00%
         30-Jul-98           81.13%              189%          248.86%
         31-Jul-98           83.02%              189%          244.01%
          3-Aug-98           83.02%              189%          242.22%
          4-Aug-98           82.08%              187%          233.44%
          5-Aug-98           81.13%              181%          235.47%
          6-Aug-98           83.02%              184%          237.25%
          7-Aug-98           82.08%              184%          237.21%
         10-Aug-98           80.19%              196%          235.84%
         11-Aug-98           79.25%              191%          232.76%
         12-Aug-98           79.25%              186%          236.07%
         13-Aug-98           78.30%              181%          234.05%
         14-Aug-98           77.36%              181%          231.40%
         17-Aug-98           77.36%              181%          235.95%
         18-Aug-98           82.08%              183%          239.77%
         19-Aug-98           79.25%              185%          239.09%
         20-Aug-98           81.13%              185%          237.68%
         21-Aug-98           79.25%              185%          235.43%
         24-Aug-98           77.36%              176%          236.93%
         25-Aug-98           75.47%              179%          237.95%
         26-Aug-98           77.36%              175%          236.07%
         27-Aug-98           75.47%              169%          227.01%
         28-Aug-98           75.47%              169%          223.65%
         31-Aug-98           73.58%              164%          208.44%
          1-Sep-98           70.75%              159%          216.49%
          2-Sep-98           70.75%              157%          215.66%
          3-Sep-98           67.92%              154%          213.87%
          4-Sep-98           68.87%              154%          212.05%
          7-Sep-98           68.87%              154%          212.05%
          8-Sep-98           68.87%              160%          222.84%
          9-Sep-98           67.92%              160%          219.09%
         10-Sep-98           66.04%              155%          213.42%
         11-Sep-98           66.98%              155%          219.71%
         14-Sep-98           66.51%              161%          224.21%
         15-Sep-98           66.04%              159%          225.94%
         16-Sep-98           66.04%              162%          227.64%
         17-Sep-98           64.15%              158%          221.85%
         18-Sep-98           62.26%              158%          222.11%
         21-Sep-98           62.26%              158%          222.94%
         22-Sep-98           61.32%              158%          224.19%
         23-Sep-98           62.26%              159%          232.13%
         24-Sep-98           63.21%              154%          227.04%
         25-Sep-98           63.21%              153%          227.48%
         28-Sep-98           62.26%              145%          228.34%
         29-Sep-98           62.26%              145%          228.41%
         30-Sep-98           60.38%              145%          221.44%
          1-Oct-98           60.38%              137%          214.77%
          2-Oct-98           56.60%              137%          218.30%
          5-Oct-98           57.55%              137%          215.25%
          6-Oct-98           54.72%              132%          214.38%
          7-Oct-98           52.83%              130%          211.35%
          8-Oct-98           52.83%              125%          208.91%
          9-Oct-98           51.89%              125%          214.34%
         12-Oct-98           51.89%              125%          217.24%
         13-Oct-98           53.77%              126%          216.60%
         14-Oct-98           50.94%              123%          218.94%
         15-Oct-98           52.83%              130%          228.08%
         16-Oct-98           51.89%              130%          230.02%
         19-Oct-98           50.94%              133%          231.32%
         20-Oct-98           54.72%              133%          231.66%
         21-Oct-98           52.83%              133%          232.96%
         22-Oct-98           52.83%              135%          234.82%
         23-Oct-98           56.60%              135%          233.12%
         26-Oct-98           54.72%              142%          233.48%
         27-Oct-98           52.83%              145%          231.96%
         28-Oct-98           54.72%              151%          232.56%
         29-Oct-98           52.83%              155%          236.45%
         30-Oct-98           50.94%              155%          239.22%
          2-Nov-98           50.94%              158%          242.04%
          3-Nov-98           54.72%              159%          241.87%
          4-Nov-98           51.89%              158%          243.58%
          5-Nov-98           52.36%              156%          246.88%
          6-Nov-98           55.66%              156%          248.44%
          9-Nov-98           50.94%              149%          246.09%
         10-Nov-98           50.94%              145%          245.66%
         11-Nov-98           51.89%              149%          244.08%
         12-Nov-98           51.89%              148%          243.36%
         13-Nov-98           52.83%              148%          245.11%
         16-Nov-98           52.83%              153%          247.32%
         17-Nov-98           52.83%              161%          248.07%
         18-Nov-98           53.77%              162%          249.20%
         19-Nov-98           56.60%              165%          250.97%
         20-Nov-98           56.60%              165%          253.35%
         23-Nov-98           58.49%              168%          258.72%
         24-Nov-98           58.49%              164%          257.58%
         25-Nov-98           64.15%              166%          258.43%
         26-Nov-98           64.15%              166%          258.43%
         27-Nov-98           64.15%              165%          259.61%
         30-Nov-98           64.15%              164%          253.37%
          1-Dec-98           62.26%              158%          255.90%
          2-Dec-98           64.15%              159%          255.02%
          3-Dec-98           67.92%              161%          250.43%
          4-Dec-98           69.81%              161%          256.22%
          7-Dec-98           72.64%              172%          258.61%
          8-Dec-98           71.70%              177%          257.23%
          9-Dec-98           70.75%              175%          257.69%
         10-Dec-98           73.58%              172%          253.67%
         11-Dec-98           73.58%              173%          253.98%
         14-Dec-98           71.70%              165%          248.48%
         15-Dec-98           70.75%              161%          253.19%
         16-Dec-98           69.81%              161%          253.00%
         17-Dec-98           69.81%              158%          256.93%
         18-Dec-98           67.92%              158%          258.68%
         21-Dec-98           71.70%              163%          261.90%
         22-Dec-98           69.81%              162%          262.06%
         23-Dec-98           68.87%              165%          267.50%
         24-Dec-98           67.92%              165%          267.00%
         25-Dec-98           67.92%              165%          267.00%
         28-Dec-98           66.98%              164%          266.83%
         29-Dec-98           66.98%              163%          270.39%
         30-Dec-98           66.98%              165%          268.24%
         31-Dec-98           65.09%              166%          267.65%

---------------
* Assumes that the value of the investment in Ampal's Class A Stock and the S&P Composite -- 500 Index was $100 on January 1, 1994 and that the value of the investment in the peer group index was $100 on January 1, 1995 and that all dividends were reinvested. The Peer Group Index has been weighted based on market capitalization. Peer group comparison is for the period January 1, 1995 to January 1, 1999 due to the availability of performance data for the most relevant peer group constituents.

Q:  WHO ARE AMPAL'S PRINCIPAL SHAREHOLDERS?

     The following table sets forth information as of the Record Date as to the holders known to Ampal who beneficially own more than 5% of the Class A Stock, the only outstanding series of voting securities. For purposes of computation of the percentage ownership of Class A Stock set forth in the table, conversion of any 4% Cumulative Convertible Preferred Stock (the "4% Preferred Stock") and
6 1/2% Cumulative Convertible Preferred Stock (the "6 1/2% Preferred Stock") owned by such beneficial owner has been assumed, without increasing the number of shares of Class A Stock outstanding by amounts arising from possible conversions of convertible securities held by shareholders other than such beneficial owner. As at the Record Date, there were outstanding 24,117,197 (excluding treasury shares) shares of Class A Stock of Ampal. In addition, there were outstanding 917,209 non-voting shares of 6 1/2% Preferred Stock (each convertible into 3 shares of Class A Stock) and 169,525 non-voting shares of 4% Preferred Stock (each convertible into 5 shares of Class A Stock).

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                      AMOUNT AND NATURE
                                                                        OF BENEFICIAL      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                TITLE OF CLASS        OWNERSHIP        OF CLASS
------------------------------------                --------------    -----------------    --------
Daniel Steinmetz..................................  Class A Stock      11,083,712 shs.(1)      46%
Rebar Financial Corp.
c/o Icaza, Gonzalez-Ruiz
& Aleman (BVI) Ltd.
Wickhams Cay, Road Town,
Tortola, British Virgin Islands
Raz Steinmetz.....................................  Class A Stock      11,083,712 shs.(1)      46%
Rebar Financial Corp.
c/o Icaza, Gonzalez-Ruiz
& Aleman (BVI) Ltd.
Wickhams Cay, Road Town,
Tortola, British Virgin Islands
Rebar Financial Corp..............................  Class A Stock      11,083,712 shs.(1)      46%
c/o Icaza, Gonzalez-Ruiz
& Aleman (BVI) Ltd.
Wickhams Cay, Road Town,
Tortola, British Virgin Islands
Bank Hapoalim B.M.................................  Class A Stock       6,258,639 shs.(2)    25.5%
50 Rothschild Blvd
Tel Aviv, Israel

---------------
(1) Consists of 11,083,712 shares of Class A Stock held directly by Rebar, as reported by Mr. Daniel Steinmetz, Mr. Raz Steinmetz and Rebar on Amendment to Form 4, dated February 1, 1999, filed with the SEC. Mr. Raz Steinmetz is the President of Rebar and Mr. Daniel Steinmetz is the Vice President. They are the sole directors of Rebar and beneficially own, directly and indirectly, 96% and 4% of the outstanding equity of Rebar, respectively. Certain of the shares of Class A Stock held by Rebar have been pledged to The First International Bank of Israel Ltd.

(2) As reported by Hapoalim on Amendment No. 34 to Schedule 13-D, dated December 18, 1996, filed with the SEC. These shares represent all of the shares owned directly by its wholly-owned subsidiary Atad. Assumes conversion of 122,536 shares of 6 1/2% Preferred Stock and 3,350 shares of 4% Preferred Stock.

Q:  WHAT PERCENTAGE OF CLASS A STOCK DO THE DIRECTORS AND OFFICERS OWN?

     The following table sets forth information as of the Record Date as to each class of equity securities of Ampal or any of its subsidiaries beneficially owned by each director and named executive officer of Ampal listed in the Summary Compensation Table and by all directors and named executive officers of Ampal as a group. All ownerships are direct unless otherwise noted. The table does not include directors or named executive officers who do not own any such shares:

                                                                       PERCENT OF
                                              AMOUNT AND NATURE OF     OUTSTANDING
                                              BENEFICIAL OWNERSHIP      SHARES OF
NAME                                            OF CLASS A STOCK      CLASS A STOCK
----                                          --------------------    -------------
Yehoshua Gleitman...........................          537,500(1)            2%
Lawrence Lefkowitz..........................           32,375(2)             *
Daniel Steinmetz............................       11,083,712(3)           46%
Raz Steinmetz...............................       11,083,712(3)           46%
All Directors and Executive Officers as a
  Group.....................................       11,653,587(4)           48%

---------------
 *  Represents less than 1% of the class of securities.

(1) Includes 100,000 shares of Class A Stock acquired in November, 1998 upon Dr. Gleitman's exercise of purchase rights and 437,500 options to purchase shares of Class A Stock which are currently exercisable.

(2) Includes 23,100 shares of Class A Stock held by a trust under an estate as to which Mr. Lefkowitz is co-personal representative. Mr. Lefkowitz resigned as President and Director of Ampal effective March 26, 1998 and continued to be an employee of Ampal until the expiration of his employment agreement in September 1998.

(3) Attributable to 11,083,712 shares of Class A Stock held directly by Rebar.

(4) Includes options to purchase 437,500 shares of Class A Stock which are currently exercisable.

    THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO THE PROPOSED PURCHASE FROM HAPOALIM OF ALL OF ITS HOLDINGS IN THE COMPANY AND THE SALE AND LEASE OF CERTAIN
                   REAL ESTATE TO HAPOALIM AND A SUBSIDIARY.

Q:  HAS THE BOARD APPROVED THE PROPOSED TRANSACTION?

     Yes, the Board approved the transaction and recommended that the shareholders vote to approve it, at a meeting held on May 27, 1999.

Q: HAS AMPAL'S RELATED PARTY TRANSACTIONS COMMITTEE APPROVED THE PROPOSED TRANSACTION?

     Yes, the Related Party Transactions Committee approved the transaction on May 27, 1999.

Q:  WHAT ARE THE ESSENTIAL FEATURES OF THE PROPOSED TRANSACTION?

     On May 11, 1999, the Company signed an agreement (the "Agreement") with Hapoalim and two wholly-owned subsidiaries of Hapoalim, which provides for the following:

     (a) The Company and certain of its subsidiaries will acquire from Hapoalim all of the capital stock in Ampal beneficially owned by it -- 5,874,281 shares of Class A Stock, 3,350 shares of 4% Preferred Stock and 122,536 shares of 6 1/2% Preferred Stock for $31.3 million.

     (b) The Company will sell to Hapoalim's subsidiary seven real estate properties totaling 53,000 sq. ft., currently leased to and occupied by Hapoalim (the "Properties"), for $14.7 million, subject to certain closing adjustments.

     (c) Ampal's subsidiary will renew the lease agreement with Hapoalim with respect to a 4,400 sq. ft. branch in Bnei Brak, Israel for ten years at an annual rental income of $346,000.

     Upon completion of the transaction, Ampal's outstanding shares will consist of 18,242,891 shares of Class A Stock, 166,180 shares of 4% Preferred Stock and 794,673 shares of 6 1/2% Preferred Stock, based on shares outstanding on May 10, 1999. Rebar Financial Corporation and the public will hold 11,083,712 and

7,159,179 shares of Class A Stock, representing 60.8% and 39.2% of Ampal's Class A Stock outstanding, respectively, or 51.7% and 48.3% respectively on a fully diluted basis.

     Ampal will record a net gain of approximately $6 million on the sale of the Properties.

     Two members of Ampal's Board of Directors, Yaacov Elinav and Shimon Ravid, are nominees and officers of Hapoalim. Messrs. Elinav and Ravid are not members of the Board's Related Party Transaction Committee and did not participate in the vote of Ampal's Board to approve the Proposed Transaction. In the event that the Proposed Transaction is consummated, Messrs. Elinav and Ravid will resign their positions on the Board.

     The consummation of the Proposed Transaction is subject to the satisfaction of various conditions including, among other things, the receipt of regulatory approvals from the Director of Restrictive Trade Practices in Israel, and the approval of the Proposed Transaction by Ampal's Board of Directors, Related Party Transactions Committee and shareholders, the Audit Committee of Ampal Development (Israel) Ltd., the Boards of Directors and general shareholders meetings of Ampal Development (Israel) Ltd., Ampal Israel and Ampal Financial Services Ltd. and Nir Ltd., Hapoalim's Board of Directors, Audit Committee and Related Party Transactions Committee and Boards of Directors and general shareholders meetings of Hapoalim's subsidiaries, Atad and Revadim (Nechasim) Ltd.

     All of the Properties will be sold to Revadim (Nechasim) Ltd., a subsidiary of Hapoalim, and consist of the following:

          (a) an 8,985 square foot commercial condominium, which currently houses a Hapoalim bank branch and certain offices, located at 111 Arlozorov Street, Tel-Aviv, Israel, which will be sold by Ampal for $2,919,209 plus the value added tax ("V.A.T.");

          (b) a 7,984 square foot commercial condominium, which currently houses a Hapoalim bank branch located at 39 Shenkar Street, Holon, Israel, which will be sold by Ampal Development (Israel) Ltd. for $1,273,836 plus the V.A.T.;

          (c) a 9,254 square foot commercial condominium, which currently houses a Hapoalim bank branch located at 105 Hanassi Boulevard, Haifa, Israel, which will be sold by Ampal Development (Israel) Ltd. for $3,078,438 plus the V.A.T.;

          (d) a 12,170 square foot free standing building, which currently houses a Hapoalim bank branch located at 65 Allenby Street, Tel-Aviv, Israel, which will be sold by Ampal Development (Israel) Ltd. for $3,449,974 plus the V.A.T.;

          (e) a 2,679 square foot commercial condominium, which currently houses a Hapoalim bank branch located at Hachalutzim Street, Rosh Pina, Israel, which will be sold by Ampal Financial Services Ltd. for $484,323 plus the V.A.T.;

          (f) a 4,616 square foot commercial condominium, which currently houses a Hapoalim bank branch located at 90 Sokolov Street, Ramat Hasharon, Israel, which will be sold by Ampal Financial Services Ltd. for $2,819,690 plus the V.A.T.; and

          (g) a 7,209 square foot commercial condominium, located at 111 Arlozorov Street, Tel-Aviv, Israel, which will be sold by Ampal (Israel) Ltd. for $676,726 plus the V.A.T.

     The price being paid for each of the Properties was determined by negotiation between Ampal and Hapoalim and in each case significantly exceeds the appraised value of the property as set forth in the independent appraisal, a summary of which is included as Appendix B to this Proxy Statement.

Q: HAS THE BOARD OBTAINED A FAIRNESS OPINION WITH RESPECT TO THIS PROPOSED TRANSACTION?

     Yes, the Board of Directors of Ampal received a written opinion dated May 24, 1999 from Lehman Brothers (the "Lehman Brothers Opinion") that the consideration to be paid by Ampal and certain of its subsidiaries to Hapoalim for the shares of Class A Stock and the Preferred Stock in the Proposed Transaction is fair to Ampal from a financial point of view. A summary of the opinion is contained below and the full text of the opinion is attached as Appendix A to this Proxy Statement. In addition, the Board of Directors of Ampal received an appraisal of the Properties from Jeremiah Aloni Civil Engineer and Real Estate Appraiser. A copy of the summary of the real estate appraisal is attached as Appendix B to this Proxy Statement.

     THE FULL TEXT OF THE LEHMAN BROTHERS OPINION, WHICH SETS FORTH ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN IN CONNECTION THEREWITH, IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. THE DESCRIPTION OF THE LEHMAN BROTHERS OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX A. HOLDERS OF AMPAL'S CLASS A STOCK MAY READ THE LEHMAN BROTHERS OPINION IN ITS ENTIRETY. THE LEHMAN BROTHERS OPINION WAS PROVIDED FOR THE INFORMATION AND ASSISTANCE OF THE BOARD OF DIRECTORS AND RELATED PARTY TRANSACTIONS COMMITTEE OF AMPAL, AND THE BOARDS OF DIRECTORS AND AUDIT COMMITTEES OF AMPAL DEVELOPMENT (ISRAEL) LTD., AMPAL (ISRAEL) LTD., AMPAL FINANCIAL SERVICES LTD. AND NIR LTD. IN CONNECTION WITH THEIR CONSIDERATION OF THE PROPOSED TRANSACTION. THE LEHMAN BROTHERS OPINION ADDRESSES ONLY THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE PAID BY AMPAL AND ITS SUBSIDIARIES IN THE PROPOSED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW A STOCKHOLDER SHOULD VOTE AT AMPAL'S ANNUAL MEETING WITH RESPECT TO THE PROPOSED TRANSACTION OR ANY OTHER MATTER RELATED THERETO. THE LEHMAN BROTHERS' OPINION DOES NOT ADDRESS AMPAL'S UNDERLYING BUSINESS DECISION TO PROCEED WITH OR EFFECT THE PROPOSED TRANSACTION.

     In connection with the Lehman Brothers Opinion, Lehman Brothers reviewed, among other things, the Agreement and the specific terms of the Proposed Transaction; Ampal's certificate of incorporation, as amended; publicly available information concerning Ampal and its holdings that Lehman Brothers believed to be relevant to its analysis; financial and operating information with respect to the business, operations and prospects of Ampal and certain of its holdings which was furnished to Lehman Brothers by Ampal; the estimated consolidated net asset value ("NAV") per share of Ampal's Class A Stock; a trading history of Ampal's Class A Stock from May 11, 1996 to the present; a comparison of certain of Ampal's trading multiples with those of other companies that Lehman Brothers deemed relevant; a comparison of the purchase price for the Class A Stock and Preferred Stock in the Proposed Transaction to Ampal's Class A Stock price at various dates and with the purchase premium or discount of certain other transactions that Lehman Brothers deemed relevant; and the pro forma impact of the Proposed Transaction and the sale of the Properties on the book value per share and NAV per share of Ampal. In analyzing NAV per share of Ampal, Lehman Brothers undertook the following analysis: (i) for Ampal's publicly-traded holdings, an evaluation of their share price trading history;
(ii) for Ampal's private holdings which account for less than 5% of Ampal's total estimated NAV per share and/or in which Ampal does not hold a controlling stake, Ampal's book value in the holding or the value of the holding implied by a recent financing event; (iii) an estimated valuation of Ampal's holding in MIRS Communications Ltd.. ("MIRS") based on a range of values derived from a discounted cash flow analysis using management projections provided by MIRS, a review of contractual payment obligations related to the MIRS investment and Ampal's equity investment in MIRS, with reference to comparable company trading multiples and comparable transactions; (iv) reference to an independent real estate appraisal for Ampal's holding in Bay Heart Limited; and (v) an estimated valuation of Ampal's holding in Ampal Realty based on a range of values derived through a cash flow analysis. In addition, Lehman Brothers held discussions with management of Ampal and certain of its holdings concerning their respective businesses, operations, assets, financial conditions and prospects and discussed the effect of the Proposed Transaction and the sale of the Properties on the operations and future investment strategy of Ampal. Lehman Brothers also reviewed and relied upon the report furnished to Ampal from Jeremiah Aloni Civil Engineer & Real Estate Appraiser providing an independent valuation of the Properties (the "Appraisal") and undertook such other studies, analyses and investigations as it deemed appropriate.

     In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it (including, without limitation, the Appraisal), without assuming any responsibility for independent verification of such information, and further relied upon the assurances of Ampal's management that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Lehman Brothers also assumed, upon the advice of Ampal, that financial projections of certain of Ampal's holdings have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of Ampal's management as to the future financial performance of such holdings. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of the properties and facilities of Ampal's holdings and did not make or obtained any evaluations or appraisals of the assets or liabilities of such holdings. Lehman Brothers' opinion necessarily is based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion.

     The Ampal Board selected Lehman Brothers to evaluate the fairness of the Proposed Transaction because Lehman Brothers is an internationally recognized investment banking firm and members of Lehman Brothers have substantial experience in evaluating similar transactions. Lehman Brothers is an investment banking firm regularly engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In addition, Lehman Brothers has performed various investment banking services for Ampal and Hapoalim from time to time in the past, including acting as lead manager for a public offering of Ampal's Class A Stock and warrants in February 1994, and has received customary fees for such services, and Lehman Brothers may provide such services to Ampal and Hapoalim in the future. In the ordinary course of Lehman Brothers' business, Lehman Brothers actively trades in the equity and debt securities of Ampal and Hapoalim for its own account and for the account of its customers, and, accordingly, may, at any time, hold a long or short position in such securities.

     Pursuant to the terms of the engagement letter between Ampal and Lehman Brothers, Ampal agreed to pay Lehman Brothers $150,000 upon the delivery of the Lehman Brothers Opinion (plus any value added or equivalent taxes payable thereon) and also agreed to reimburse Lehman Brothers for its reasonable out-of-pocket expenses, including professional and legal fees, and to indemnify Lehman Brothers against certain liabilities, including certain liabilities arising under federal securities laws, in connection with its engagement.

Q:  HOW DOES THE BOARD RECOMMEND I VOTE?

     The Board recommends a vote FOR approval of the Proposed Transaction and it is intended that proxies not marked to the contrary will be so voted.

Q:  CAN I SEE A COPY OF THE FAIRNESS OPINION?

     A copy of the fairness opinion is attached as Appendix A to this Proxy Statement.

Q:  CAN I SEE A COPY OF THE SUMMARY OF THE REAL ESTATE APPRAISAL OF THE
PROPERTIES?

     A copy of the summary of the real estate appraisal of the Properties is attached as Appendix B to this Proxy Statement.

                           MISCELLANEOUS INFORMATION

Q: HAVE THE COMPANY'S OFFICERS, DIRECTORS AND SHAREHOLDERS FILED ALL APPROPRIATE REPORTS WITH THE SEC?

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Ampal's officers and directors, and persons who own more than 10% of a registered class of Ampal's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. These persons are required by regulation of the SEC to furnish Ampal with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, Ampal believes that, during 1998, Ampal's officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

Q:  DOES THE COMPANY ENTER INTO TRANSACTIONS WITH AFFILIATED PARTIES?

     The Board of Directors of Ampal maintains a Related Party Transactions Committee comprised of independent directors which reviews and passes upon the fairness of any business dealings and arrangements (other than borrowings on then prevailing market terms or deposits made in the ordinary course of business) between Ampal and any affiliated party. With certain exceptions, Ampal may not enter into transactions with any officer, director or principal shareholder of Ampal, without first obtaining the approval of the Related Party Transactions Committee or a majority of the disinterested members of the Board of Directors or a majority of the outstanding shares of Class A Stock.

     The management of Ampal believes that all of the following transactions were done on terms which were no less advantageous to Ampal than could have been obtained from unaffiliated third parties.

     Ampal borrows and receives deposits from Hapoalim and its subsidiaries. During 1998, the largest amount of such indebtedness outstanding at any one time was $65,487,000 and interest expense thereon was $4,817,000. Additionally, Ampal makes loans to and maintains deposits with Hapoalim and its subsidiaries. The largest amount of such loans and deposits at any one time during 1998 was $62,958,000 and interest income thereon was $3,422,000. As of December 31, 1998, the amount of borrowings from Hapoalim and its subsidiaries was $57,557,000 and the amount of loans to and deposits with Hapoalim and its subsidiaries was $22,549,000. In 1998, Ampal borrowed $3 million from Hapoalim under a committed line of credit. Borrowings under this line of credit bear interest at a variable rate of interest equal to LIBOR plus .5%. Such loans and borrowings are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third persons and, in the opinion of the management of Ampal, do not involve more than normal risk of collectibility or present other unfavorable features.

     In connection with the Company's investment in MIRS, the Company borrowed $35 million from Hapoalim. The loan ("Short-Term loan") had a term of 90 days and bore interest at a rate of LIBOR plus .5%. On May 4, 1998, the Company received a long-term loan from Hapoalim in the amount of $36.4 million. The loan is due on March 31, 2008 and bears interest at a rate of LIBOR plus .8%. The principal payments are due as follows: 10% on March 31, 2004, 15% on March 31, 2005 and 25% on each of the following dates -- March 31, 2006, 2007 and 2008. Interest will be paid annually on March 31 of each year from March 31, 2001 until and including March 31, 2008. The proceeds from the long-term loan were used to repay the Short-Term Loan.

     In March 1998, the Company transferred its interest in MIRS to a limited partnership (the "Partnership"). A wholly-owned Israeli subsidiary of Ampal (the "General Partner") is the general partner of the Partnership and owns 75.1% of the Partnership. The limited partners of the Partnership purchased their interests in the Partnership from the Partnership and include (i) an entity owned by Daniel Steinmetz and Raz Steinmetz (directors of Ampal and the controlling persons of Ampal's principal shareholder), (ii) Hapoalim, (iii) an entity owned by Dr. Yehoshua Gleitman, Ampal's Chief Executive Officer and (iv) an unrelated third party. The related parties purchased their limited partnership interests on the same terms as an unrelated third party which were determined through arm's length negotiations between the Company and the unrelated third party. A portion of Dr. Gleitman's entity's purchase price was obtained through two loans aggregating $250,000 from the Company. One loan, in the amount of $150,000, has a term of 10 years, an interest rate of LIBOR plus
 .8% and is without recourse to Dr. Gleitman. The second loan, in the amount of $100,000, has a term of 10 years, an interest rate of LIBOR plus .5% and is with recourse to Dr. Gleitman. Both loans are secured by Dr. Gleitman's interest in the Partnership.

     On November 18, 1998, Dr. Gleitman exercised his rights to purchase 100,000 shares of Class A stock at 80% of its value based on the 30 day average sales price on that date. In connection with that purchase, on December 28, 1998, Dr. Gleitman received a loan from the Company in the amount of $210,000, at a variable interest rate equal to LIBOR (5.25% as of December 31, 1998) with interest payable quarterly. The loan matures prior to the year 2001.

     In December 1998, Ampal Industries (Israel) Ltd., a wholly-owned subsidiary of Ampal (i) sold 10,205 shares of XaCCT Technologies Ltd. for $99,996, to Marinera Ltd., a company controlled by Daniel and Raz Steinmetz and (ii) sold 10,205 shares of XaCCT Technologies Ltd. for $99,996 to Inveco International Inc. a company controlled by Hillel Peled, a director of Ampal.

     Ampal subleases 4,960 rentable square feet of office space leased by Hapoalim at 1177 Avenue of the Americas, New York City under a sublease which expires on August 30, 2009. The base rent which commenced in September 1994, is $169,000, subject to escalation. In 1998, Ampal's total payments to Hapoalim in connection with this lease totalled $170,000.

     The Company leases office space in various locations in Israel to Hapoalim and its subsidiaries, pursuant to leases which will generally expire in the years between 2000 and 2003, in exchange for total rental payments in 1998 of approximately $2,870,000. Generally, the annual payments are based upon 10% of the value of the property linked to the Israeli CPI. The aforementioned leases relate to the real estate properties which constitute the Properties which are described on pages 16 and 17.

     On May 11, 1999, the Company and certain of its subsidiaries entered into an Agreement with Hapoalim and two of its subsidiaries with respect to the Proposed Transaction which is described above.

     At the request of, and pursuant to the terms of an employment agreement with, Ampal, Mr. Lefkowitz has been counsel to Hapoalim and has rendered legal services to its United States branches since August 1990. Mr. Lefkowitz resigned from the Company in September 1998. In 1998, Hapoalim reimbursed Ampal $73,000 for the services of Mr. Lefkowitz under the arrangement.

Q:  DOES THE COMPANY HAVE DIRECTORS AND OFFICERS LIABILITY INSURANCE?

     Effective January 29, 1998, the Company purchased a Directors and Officers Liability policy in the amount of $20,000,000 issued by Reliance Insurance Company and by Great American Insurance Company. The cost of the policy, which expires January 29, 2000, was $307,000. This policy provides coverage to all of the officers and directors of the Company and of those subsidiaries of which the Company owns more than 50% of the outstanding voting stock.

Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2000 MEETING DUE?

     Any holder of Class A Stock who wishes to submit a proposal to be presented at the next annual meeting of shareholders must forward such proposal to the Secretary of the Company at the address in the Notice of Annual Meeting so that it is received by the Company no later than February 11, 2000. Such a proposal must comply with such rules as may be prescribed from time to time by the SEC regarding proposals of security holders.

                                          By Order of the Board of Directors,

                                          ELI S. GOLDBERG
                                          Vice President -- Legal and Secretary

June 17, 1999

                                                                      APPENDIX A

                                                                  24th May, 1999

Board of Directors
Ampal-American Israel Corporation
1177 Avenue of the Americas
New York, NY 10036
USA

Members of the Board:

     We understand that Ampal American-Israel Corporation (the "Company") and certain of its subsidiaries have entered into an agreement with Bank Hapoalim B.M. (the "Bank") and certain of its subsidiaries pursuant to which the Company and certain wholly owned subsidiaries of the Company will purchase from the Bank 5,874,281 shares of the Company's Class A Stock, par value $1.00 per share (the "Ordinary Shares"), 3,350 shares of the Company's 4% Cumulative Convertible Preferred Stock, par value $5.00 per share (the "4% Preferred Shares"), and 122,536 shares of the Company's 6 1/2% Cumulative Convertible Preferred Stock, par value $5.00 per share (together with the 4% Preferred Shares, the "Preferred Shares"), representing 22.58% of the fully diluted shares outstanding of the Company, for a total consideration of U.S. $31.3 million in cash (the "Proposed Transaction"). In addition, concurrently with the Proposed Transaction certain of the Company's subsidiaries will sell certain real estate assets currently used as branches by the Bank (the "Properties") to the Bank and its subsidiaries for aggregate consideration of U.S. $14.7 million. The terms and conditions of the Proposed Transaction are set forth in more detail in an Agreement dated May 11, 1999 (the "Agreement").

     We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company of the consideration to be paid by the Company and certain of its subsidiaries in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction.

     In arriving at our opinion, we reviewed and analyzed:

     (1) the Agreement and the specific terms of the Proposed Transaction;

     (2) the Company's certificate of incorporation, as amended;

     (3) publicly available information concerning the Company and its holdings that we believe to be relevant to our analysis;

     (4) financial and operating information with respect to the business, operations and prospects of the Company and certain of its holdings furnished to us by the Company;

     (5) the estimated consolidated net asset value ("NAV") per share of the Company, for which purpose we undertook the following analysis: (i) for the Company's publicly-traded holdings, an evaluation of their share price trading history, (ii) for the Company's private holdings which account for less than 5% of the Company's total estimated NAV per share and/or in which the Company does not hold a controlling stake, the Company's book value in the holding or the value of the holding implied by a recent financing event, (iii) an estimated valuation of the Company's holding in MIRS Communications Ltd. ("MIRS") based on a range of values derived from a discounted cash flow analysis using management projections provided by MIRS, a review of contractual payment obligations related to the MIRS investment and the Company's equity investment in MIRS, with reference to comparable company trading multiples and comparable transactions, (iv) reference to an independent real estate appraisal for the Company's holding in Bay Heart Limited, and (v) an estimated valuation of the Company's holding in Ampal Realty based on a range of values derived through a cash flow analysis;

     (6) a trading history of the Company's Ordinary Shares from 11 May 1996 to the present;

     (7) a comparison of certain of the Company's trading multiples with those of other companies that we deemed relevant;

     (8) a comparison of the purchase price to the Company's Ordinary Share price at various dates and with the purchase premium or discount of certain other transactions that we deemed relevant; and

     (9) the pro forma impact of the Proposed Transaction and the sale of the Properties on the book value per share and NAV per share of the Company.

     In addition, we have had discussions with the management of the Company and certain of its holdings concerning their respective businesses, operations, assets, financial conditions and prospects. We also have held discussions with the management of the Company regarding the effect of the Proposed Transaction and the sale of the Properties on the operations and future investment strategy of the Company. Further, we have reviewed and relied upon the report furnished to the Company from Jeremiah Aloni Civil Engineer & Real Estate Appraiser providing an independent valuation of the Properties (the "Report") and have undertaken such other studies, analyses and investigations as we deemed appropriate.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us (including, without limitations, the Report) without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of certain of the Company's holdings, upon advice of the Company we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of such holdings. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company's holdings and have not made or obtained any evaluations or appraisals of the assets or liabilities of such holdings. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be paid by the Company and certain of its subsidiaries in the Proposed Transaction is fair to the Company.

     The Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have performed various investment banking services for the Company and the Bank in the past (including acting as lead manager for a public offering of the Company's Ordinary Shares and Warrants in February 1994) and have received customary fees for such services. In the ordinary course of our business, we actively trade in the equity and debt securities of the Company and the Bank for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is for the use and benefit of the Company's Board of Directors and its Related Party Transactions Committee and the Board of Directors and Audit Committee of Ampal Development (Israel) Ltd., Ampal (Israel) Ltd., Ampal Financial Services Ltd. and Nir Ltd., and is rendered to them in connection with their consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

                                          Very truly yours,

                                          LEHMAN BROTHERS

                                                                      APPENDIX B

                      AMPAL -- AMERICAN ISRAEL CORPORATION
                          1177 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

                                                                  17 March, 1999
                                                                   Ref: 10331/99

Dear Sirs,

     RE:  EVALUATION OF EIGHT PROPERTIES OF THE CORPORATION AND ITS SUBSIDIARIES
                           (BANK HAPOALIM'S BRANCHES)

     a. I am hereby submitting the evaluation of eight of the above properties (attached) and the results of the evaluation are as follows:

1.  Balfur Branch, Alanby Tel Aviv.......................  $2,600,000
2.  Arlozorov Tel Aviv (the lower area)..................  $  510,000
3.  Arlozorov Tel Aviv (Branch)..........................  $2,200,000
4.  Rabbi Akiva Branch, Bnci Brak........................  $1,275,000
5.  Sokolov Branch, Ramat Hasharon.......................  $2,125,000
6.  Shenkar Branch, Holon................................  $  960,000
7.  Panorama Branch, Haifa...............................  $2,320,000
8.  Rosh Pina Branch.....................................  $  365,000

     b. Pursuant to your question my response is that while conducting such condensed substantial sale of a "parcel of assets" at this time, there is justification for comprehensive reduction as to the size and scope of condensed deal transaction.

     The reasonable reduction rate is within 15% of the total amount.

                                                                      APPENDIX B

                                                                                       ALLOCATION OF SHARES
                                                                         DEAL PRICE    ---------------------
PROPERTIES                                  OWNER           APPRAISAL    PER BRANCH     ORDINARY   PREFERRED
----------                          ---------------------  -----------   -----------   ----------  ---------
  Balfur branch, Tel Aviv.........  Ampal Development      $ 2,600,000   $ 3,449,974     689,995
  Arlozorov lower, Tel Aviv.......  Ampal Israel           $   510,000   $   676,726     135,345
  Arlozorov branch, Tel Aviv......  Ampal American         $ 2,200,000   $ 2,919,209     199,483    125,886
  Sokolov branch, Ramt Hasharon...  Ampal Financial Srv.   $ 2,125,000   $ 2,819,690     563,938
  Shenkar branch, Holon...........  Ampal Development      $   960,000   $ 1,273,836     254,767
  Panorama branch, Haifa..........  Ampal Development      $ 2,320,000   $ 3,078,438     615,688
  Rosh Pina branch, Rosh pina.....  Ampal Financial Srv.   $   365,000   $   484,323      96,865
          Total...................                         $11,080,000   $14,702,196   2,556,081    125,886
  Ampal American against cash.....                                                     3,318,200
          Total...................                                                     5,874,281    125,886

SUM OF SHARES                                                 ORDINARY   PREFERRED
-------------                                                 ---------  ---------
  Ampal American............................................  3,517,683   125,886
  Ampal Development.........................................  1,560,450
  Ampal Financial Srv.......................................    660,803
  Ampal Israel..............................................    135,345
          Total.............................................  5,874,281   125,886

THE BOARD OF DIRECTORS RECOMMENDS A      THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR PROPOSAL 1.                     VOTE FOR PROPOSAL 2.

1. ELECTION OF DIRECTORS

   FOR all      WITHHOLD    Nominees: M. Arnon, B. Benbassat,  2.  To approve a transaction in which the Company and certain of
   nominees    AUTHORITY    Y. Elinav, K.L. Henderson,             its subsidiaries (i) will purchase from Bank Hapoalim B.M.
  listed to   to vote for   H. Peled, S. Ravid, D. Steinmetz,      all of the Ampal Class A Stock and Preferred Stock which it
  the right   all nominees  R. Steinmetz, EliYahu Vagner and       beneficially owns, directly or through its subsidiaries and
  (except as   listed to    Avi A. Vigder.                         (ii) will sell and lease to Bank Hapoalim B.M. and a
   marked      the right                                           subsidiary certain real estate owned by the Company and its
   to the                                                          subsidiaries.
  contrary)
                            (INSTRUCTION: To withhold              FOR  AGAINST  ABSTAIN
                            authority to vote for any              [ ]    [ ]      [ ]
                            individual nominee(s),
                            print the name of such
                            nominee(s) below.)

                            _________________________________

3. In their discretion, upon each other matters as may properly come before the meeting.

                                  Dated: __________________________, 1999

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature

                                  Please sign exactly as name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

PROXY

                       AMPAL-AMERICAN ISRAEL CORPORATION

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE NOMINEES AND THE PROPOSAL LISTED IN THE ACCOMPANYING PROXY STATEMENT,
               IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED.

The undersigned hereby constitutes and appoints RAZ STEINMETZ, YEHOSHUA GLEITMAN and ELI S. GOLDBERG, and each of them, as proxies with full power of substitution in each, to represent the undersigned and vote all shares of Class A Stock of the undersigned at the Annual Meeting of Shareholders of Ampal-American Israel Corporation to be held at the offices of Bank Hapoalim B.M., 14th Floor, New York, New York, on Tuesday, June 29, 1999, at 9:00 A.M., and at any adjournments thereof as follows:

            (CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)